                                                   REGISTRATION NOS. 333-151575
                                                                      811-09359
   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 14, 2013

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                  FORM N-6
                           REGISTRATION STATEMENT
                                   UNDER
                         THE SECURITIES ACT OF 1933           [X]
                        PRE-EFFECTIVE AMENDMENT NO.           [_]
                    POST-EFFECTIVE AMENDMENT NO.    [3]
                                   AND/OR
                           REGISTRATION STATEMENT
                                   UNDER
                     THE INVESTMENT COMPANY ACT OF 1940       [X]
                           AMENDMENT NO.    [41]

                               -----------------

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R
                          (EXACT NAME OF REGISTRANT)

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                              (NAME OF DEPOSITOR)

                               -----------------

                          ONE WORLD FINANCIAL CENTER
                              200 LIBERTY STREET
                           NEW YORK, NEW YORK 10281
        (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                (713) 831-3633
              (DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                        AMERICAN HOME ASSURANCE COMPANY
                              (NAME OF GUARANTOR)
                        175 WATER STREET, 18/TH/ FLOOR
                           NEW YORK, NEW YORK 10038

                                (212) 770-7000
              (GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                               -----------------

                              STEVEN GLOVER, ESQ.
                            DEPUTY GENERAL COUNSEL
                            AIG LIFE AND RETIREMENT
                           2919 ALLEN PARKWAY, L4-01
                           HOUSTON, TEXAS 77019-2191
(NAME AND ADDRESS OF AGENT FOR SERVICE FOR DEPOSITOR, REGISTRANT AND GUARANTOR)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

    [_]immediately upon filing pursuant to paragraph (b)
    [_]on (date) pursuant to paragraph (b)
    [_]60 days after filing pursuant to paragraph (a)(1)
    [X]on April 30, 2013 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

    [_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

NFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

INCOME ADVANTAGE SELECT (R)              .  SunAmerica Series Trust ("SunAmerica
                                            ST")
FLEXIBLE PREMIUM VARIABLE UNIVERSAL      .  VALIC Company I ("VALIC Co. I")
LIFE INSURANCE POLICIES (the             .  VALIC Company II ("VALIC Co. II")
"Policies") issued by The United States
Life Insurance Company in the City of    See "Variable Investment Options" on
New York ("US Life") through its         page 23 for a complete list of the
Separate Account USL VL-R                variable investment options and the
                                         respective advisers and sub-advisers of
       THIS PROSPECTUS IS DATED          the corresponding FUNDS. You should
            APRIL 30, 2013               also read the prospectuses of the Funds
                                         underlying the variable investment
This prospectus describes Income         options that may interest you. You can
Advantage Select flexible premium        request free copies from your US Life
variable universal life insurance        representative or from our
Policies issued by US Life. Income       ADMINISTRATIVE CENTER shown under
Advantage Select Policies provide life   "Contact Information" on page 5.
insurance coverage with flexibility in
death benefits, PREMIUM PAYMENTS and     THERE IS NO GUARANTEED CASH SURRENDER
INVESTMENT OPTIONS. During the lifetime  VALUE FOR AMOUNTS ALLOCATED TO THE of the INSURED PERSON you may designate  VARIABLE INVESTMENT OPTIONS.
or change the BENEFICIARY to whom
Income Advantage Select pays the DEATH   IF THE CASH SURRENDER VALUE (THE CASH
BENEFIT upon the insured person's        VALUE REDUCED BY ANY LOAN BALANCE) IS
death. The policy owner and the insured  INSUFFICIENT TO COVER THE CHARGES DUE
person can be the same person. Our use   UNDER THE POLICY, THE POLICY MAY
of "you" generally means the owner and   TERMINATE WITHOUT VALUE.
insured person are the same person. You
choose one of three death benefit        BUYING THIS POLICY MIGHT NOT BE A GOOD
options. We guarantee a death benefit    WAY OF REPLACING YOUR EXISTING
if the MONTHLY GUARANTEE PREMIUM is      INSURANCE OR ADDING MORE INSURANCE. WE
paid and your Policy has not lapsed.     OFFER SEVERAL DIFFERENT INSURANCE
                                         POLICIES TO MEET THE DIVERSE NEEDS OF
The Index of Special Words and Phrases   OUR CUSTOMERS. OUR POLICIES PROVIDE
on page 76 will refer you to pages that  DIFFERENT FEATURES, BENEFITS, PROGRAMS
contain more about many of the words     AND INVESTMENT OPTIONS OFFERED AT
and phrases that we use. All of the      DIFFERENT FEES AND EXPENSES. WHEN
words and phrases listed in the Index    WORKING WITH YOUR INSURANCE
will be underlined and written in BOLD   REPRESENTATIVE TO DETERMINE THE BEST
the first time they appear in this       PRODUCT TO MEET YOUR NEEDS, YOU SHOULD
prospectus.                              CONSIDER AMONG OTHER THINGS, WHETHER
                                         THE FEATURES OF THIS POLICY AND THE
This prospectus generally describes the  RELATED FEES PROVIDE THE MOST
variable portions of the Policy, as      APPROPRIATE PACKAGE TO HELP YOU MEET
well as the fixed account. Please read   YOUR LIFE INSURANCE NEEDS. YOU SHOULD
this prospectus carefully and keep it    CONSULT WITH YOUR INSURANCE
for future reference.                    REPRESENTATIVE OR FINANCIAL ADVISER.

The US Life declared fixed interest      NEITHER THE SECURITIES AND EXCHANGE
account ("FIXED ACCOUNT") is the fixed   COMMISSION ("SEC") NOR ANY STATE
investment option for these Policies.    SECURITIES COMMISSION HAS APPROVED OR
You can also use US Life's SEPARATE      DISAPPROVED THESE SECURITIES OR PASSED
ACCOUNT USL VL-R ("Separate Account")    UPO N THE ADEQUACY OR ACCURACY OF THIS
to invest in the Income Advantage        PROSPECTUS. ANY REPRESENTATION TO THE
Select VARIABLE INVESTMENT OPTIONS.      CONTRARY IS A CRIMINAL OFFENSE.
Currently, the Income Advantage Select
variable investment options each         THE POLICIES ARE NOT INSURED BY THE
purchase shares of a corresponding FUND  FDIC, THE FEDERAL RESERVE BOARD OR ANY
of:                                      SIMILAR AGENCY. THEY ARE NOT A DEPOSIT
                                         OR OTHER OBLIGATION OF, NOR ARE THEY
..  AIM Variable Insurance Funds          GUARANTEED OR ENDORSED BY, ANY BANK OR
   (Invesco Variable Insurance Funds)    DEPOSITORY INSTITUTI ON. AN INVESTMENT
   ("Invesco V.I.")                      IN A VARIABLE UNIVERSAL LIFE INSURANCE
..  The Alger Portfolios ("Alger")        POLICY IS SUBJECT TO INVESTMENT RISKS,
..  American Century(R) Variable          INCLUDING POSSIBLE LOSS OF PRINCIPAL
   Portfolios, Inc. ("American           INVESTED.
   Century(R) VP")
..  American Funds Insurance Series       THE POLICIES ARE NOT AVAILABLE IN ALL
   ("American Funds IS")                 STATES. THIS PROSPECTUS DOES NOT OFFER
..  Anchor Series Trust ("Anchor ST")     THE POLICIES IN ANY JURISDICTION WHERE
..  Fidelity(R) Variable Insurance        THEY CANNOT BE LAWFULLY SOLD. YOU
   Products ("Fidelity(R) VIP")          SHOULD RELY ONLY ON THE INFORMATION
..  Franklin Templeton Variable           CONTAINED IN THIS PROSPECTUS, OR ON
   Insurance Products Trust ("Franklin   SALES MATERIALS WE HAVE APPROVED OR
   Templeton VIP")                       THAT WE HAVE REFERRED YOU TO. WE HAVE
..  Janus Aspen Series ("Janus Aspen")    NOT AUTHORIZED ANYONE TO PROVIDE YOU
..  JPMorgan Insurance Trust ("JPMorgan   WITH INFORMATION THAT IS DIFFERENT.
   IT")                                  PLEASE READ THE PROSPECTUS CAREFULLY
..  MFS(R) Variable Insurance Trust       FOR MORE DETAILED INFORMATION REGARDING
   ("MFS(R) VIT")                        FEATURES AND BENEFITS OF THE POLICY, AS
..  Neuberger Berman Advisers Management  WELL AS THE RISKS OF INVESTING.
   Trust ("Neuberger Berman AMT")
..  Oppenheimer Variable Account Funds
   ("Oppenheimer")
..  PIMCO Variable Insurance Trust
   ("PIMCO VIT")
..  Seasons Series Trust ("Seasons ST")

                               TABLE OF CONTENTS

SUMMARY OF POLICY BENEFITS.....................................................  6
   YOUR SPECIFIED AMOUNT.......................................................  6
   DEATH BENEFIT...............................................................  6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS............  7
   PREMIUMS....................................................................  7
   THE POLICY..................................................................  8
   OPTIONAL BENEFITS...........................................................  8
SUMMARY OF POLICY RISKS........................................................  9
   INVESTMENT RISK.............................................................  9
   RISK OF LAPSE...............................................................  9
   TAX RISKS...................................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS.................................. 10
   POLICY LOAN RISKS........................................................... 10
PORTFOLIO RISKS................................................................ 10
TABLES OF FEES AND CHARGES..................................................... 11
GENERAL INFORMATION............................................................ 19
   THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK............ 19
   SEPARATE ACCOUNT USL VL-R................................................... 19
   GUARANTEE OF INSURANCE OBLIGATIONS.......................................... 20
   STATEMENT OF ADDITIONAL INFORMATION......................................... 20
   COMMUNICATION WITH US LIFE.................................................. 20
       ADMINISTRATIVE CENTER................................................... 21
       E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS.......................... 21
       ONE-TIME PREMIUM PAYMENTS USING E-SERVICE............................... 22
   PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY........................ 22
   ILLUSTRATIONS............................................................... 22
VARIABLE INVESTMENT OPTIONS.................................................... 23
   VOTING PRIVILEGES........................................................... 27
FIXED ACCOUNT.................................................................. 27
POLICY FEATURES................................................................ 28
   AGE......................................................................... 28
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS........................... 28
       VALUATION DATES, TIMES, AND PERIODS..................................... 28
       FUND PRICING............................................................ 29
       DATE OF RECEIPT......................................................... 29
       COMMENCEMENT OF INSURANCE COVERAGE...................................... 29
       DATE OF ISSUE; POLICY MONTHS AND YEARS.................................. 29
       MONTHLY DEDUCTION DAYS.................................................. 29
       COMMENCEMENT OF INVESTMENT PERFORMANCE.................................. 29
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE..... 29
   DEATH BENEFITS.............................................................. 30
       YOUR SPECIFIED AMOUNT OF INSURANCE...................................... 30
       YOUR DEATH BENEFIT...................................................... 31
       REQUIRED MINIMUM DEATH BENEFIT.......................................... 31
       BASE COVERAGE AND SUPPLEMENTAL COVERAGE................................. 33
   PREMIUM PAYMENTS............................................................ 34
       PREMIUM PAYMENTS........................................................ 34
       PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER................. 35
       LIMITS ON PREMIUM PAYMENTS.............................................. 35
       CHECKS.................................................................. 35
       PLANNED PERIODIC PREMIUMS............................................... 35
       GUARANTEE PERIOD BENEFIT................................................ 36
       FREE LOOK PERIOD........................................................ 36
   CHANGING YOUR INVESTMENT OPTION ALLOCATIONS................................. 37
       FUTURE PREMIUM PAYMENTS................................................. 37
       TRANSFERS OF EXISTING ACCUMULATION VALUE................................ 37
       DOLLAR COST AVERAGING................................................... 37

       AUTOMATIC REBALANCING....................................................... 38
       MARKET TIMING............................................................... 38
       RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS..... 39
   CHANGING THE SPECIFIED AMOUNT OF INSURANCE...................................... 40
       INCREASE IN COVERAGE........................................................ 40
       DECREASE IN COVERAGE........................................................ 40
   CHANGING DEATH BENEFIT OPTIONS.................................................. 41
       CHANGE OF DEATH BENEFIT OPTION.............................................. 41
       EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD BENEFIT......... 42
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE........................... 42
   ACCOUNT VALUE ENHANCEMENT....................................................... 42
   REPORTS TO POLICY OWNERS........................................................ 43
ADDITIONAL OPTIONAL BENEFIT RIDERS................................................. 43
   RIDERS.......................................................................... 43
       ACCIDENTAL DEATH BENEFIT RIDER.............................................. 43
       CHILDREN'S INSURANCE BENEFIT RIDER.......................................... 43
       ENHANCED EARLY CASH VALUE TERM RIDER........................................ 43
       WAIVER OF MONTHLY DEDUCTION RIDER........................................... 44
       OVERLOAN PROTECTION RIDER................................................... 45
       MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS.......................... 46
       GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER................................. 47
   TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS................................... 54
POLICY TRANSACTIONS................................................................ 54
   WITHDRAWING POLICY INVESTMENTS.................................................. 54
       FULL SURRENDER.............................................................. 54
       PARTIAL SURRENDER........................................................... 54
       OPTION TO EXCHANGE POLICY DURING FIRST 18 MONTHS............................ 54
       OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE............................ 55
       RIGHT TO CONVERT IN THE EVENT OF A MATERIAL CHANGE IN INVESTMENT POLICY..... 55
       POLICY LOANS................................................................ 56
       PREFERRED LOAN INTEREST RATE................................................ 56
       MATURITY OF YOUR POLICY..................................................... 57
       OPTION TO EXTEND COVERAGE................................................... 57
       TAX CONSIDERATIONS.......................................................... 57
POLICY PAYMENTS.................................................................... 57
   PAYMENT OPTIONS................................................................. 57
       CHANGE OF PAYMENT OPTION.................................................... 58
       TAX IMPACT.................................................................. 58
   THE BENEFICIARY................................................................. 58
   ASSIGNMENT OF A POLICY.......................................................... 59
   PAYMENT OF PROCEEDS............................................................. 59
       GENERAL..................................................................... 59
       DELAY OF FIXED ACCOUNT PROCEEDS............................................. 59
       DELAY FOR CHECK CLEARANCE................................................... 59
       DELAY OF SEPARATE ACCOUNT USL VL-R PROCEEDS................................. 59
       DELAY TO CHALLENGE COVERAGE................................................. 60
       DELAY REQUIRED UNDER APPLICABLE LAW......................................... 60
ADDITIONAL RIGHTS THAT WE HAVE..................................................... 60
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS..................... 61
       UNDERWRITING AND PREMIUM CLASSES............................................ 61
       POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS............................... 61
       POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS............................ 61
       EXPENSES OR RISKS........................................................... 61
CHARGES UNDER THE POLICY........................................................... 61
       STATUTORY PREMIUM TAX CHARGE................................................ 61
       PREMIUM EXPENSE CHARGE...................................................... 62
       DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE)............................... 62
       FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTION........................ 62
       MONTHLY ADMINISTRATION FEE.................................................. 62
       MONTHLY CHARGE PER $1,000 OF BASE COVERAGE.................................. 62

       MONTHLY INSURANCE CHARGE.................................................................... 62
       MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS............................................... 63
       SURRENDER CHARGE............................................................................ 63
       PARTIAL SURRENDER PROCESSING FEE............................................................ 64
       TRANSFER FEE................................................................................ 64
       ILLUSTRATIONS............................................................................... 65
       POLICY LOANS................................................................................ 65
       CHARGE FOR TAXES............................................................................ 65
       ALLOCATION OF CHARGES....................................................................... 65
   MORE ABOUT POLICY CHARGES....................................................................... 65
       PURPOSE OF OUR CHARGES...................................................................... 65
       GENERAL..................................................................................... 65
ACCUMULATION VALUE................................................................................. 66
       YOUR ACCUMULATION VALUE..................................................................... 66
       YOUR INVESTMENT OPTIONS..................................................................... 66
POLICY LAPSE AND REINSTATEMENT..................................................................... 66
FEDERAL TAX CONSIDERATIONS......................................................................... 67
   TAX EFFECTS..................................................................................... 67
       GENERAL..................................................................................... 67
       TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS.............................................. 67
       OTHER EFFECTS OF POLICY CHANGES............................................................. 68
       POLICY CHANGES AND EXTENDING COVERAGE....................................................... 68
       RIDER BENEFITS.............................................................................. 69
       TAX TREATMENT OF MINIMUM WITHDRAWAL BENEFIT RIDER PAYMENTS.................................. 69
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT..... 69
       TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT......... 69
       POLICY LAPSES AND REINSTATEMENTS............................................................ 70
       DIVERSIFICATION AND INVESTOR CONTROL........................................................ 70
       ESTATE AND GENERATION SKIPPING TAXES........................................................ 71
       LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS................................................. 71
       PENSION AND PROFIT-SHARING PLANS............................................................ 72
       OTHER EMPLOYEE BENEFIT PROGRAMS............................................................. 72
       ERISA....................................................................................... 72
       OUR TAXES................................................................................... 72
       WHEN WE WITHHOLD INCOME TAXES............................................................... 73
       TAX CHANGES................................................................................. 73
LEGAL PROCEEDINGS.................................................................................. 73
FINANCIAL STATEMENTS............................................................................... 74
INDEX OF SPECIAL WORDS AND PHRASES................................................................. 75

                              CONTACT INFORMATION

ADDRESSES AND TELEPHONE NUMBERS: HERE IS HOW YOU CAN CONTACT US ABOUT THE INCOME ADVANTAGE SELECT POLICIES.

               ADMINISTRATIVE CENTER:                         HOME OFFICE:              PREMIUM PAYMENTS:

(EXPRESS DELIVERY)                 (U.S. MAIL)         One World Financial Center  (EXPRESS DELIVERY)
VUL Administration                 VUL Administration  200 Liberty Street          The United States Life
2727-A Allen Parkway               P. O. Box 4880      New York, New York 10270    Insurance Company in the
Houston, TX 77019-2191             Houston, Texas      1-212-551-5732              City of New York
1-800-251-3720                     77210-4880                                      Payment Processing Center
(Hearing Impaired) 1-888-436-5256                                                  8430 West Bryn Mawr Avenue
Fax: 1-713-620-6653                                                                3rd Floor Lockbox 0814
(EXCEPT PREMIUM PAYMENTS)                                                          Chicago, IL 60631
                                                                                   (U.S. MAIL)
                                                                                   The United States Life
                                                                                   Insurance Company in the
                                                                                   City of New York
                                                                                   Payment Processing Center
                                                                                   P.O. Box 0814
                                                                                   Carol Stream, IL 60132-0814

                          SUMMARY OF POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

   The insured person under a Policy must be age 18 or older at the time the Policy is issued. During the insured person's lifetime, you may, within limits,
(1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your ACCUMULATION VALUE or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among a maximum of 62 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

YOUR SPECIFIED AMOUNT

   When you purchase the Policy, you tell us how much life insurance coverage you want. We call this the "SPECIFIED AMOUNT" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "BASE COVERAGE" plus any "SUPPLEMENTAL COVERAGE" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 33.

DEATH BENEFIT

.. DEATH BENEFIT PROCEEDS: We pay the death benefit proceeds (reduced by any outstanding POLICY LOANS and increased by any unearned LOAN INTEREST we may have already charged) to the beneficiary when the insured person dies. We will increase the death benefit by any additional death benefit under the riders you elected, if any. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee terminates if your Policy has lapsed.

..  DEATH BENEFIT OPTION 1, OPTION 2 AND OPTION 3:

   You can choose death benefit OPTION 1 or OPTION 2 at the time of your application or at any later time before the Policy's MATURITY DATE. You can choose death benefit OPTION 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

    . DEATH BENEFIT OPTION 1 is the specified amount on the date of the insured person's death.

    . DEATH BENEFIT OPTION 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . DEATH BENEFIT OPTION 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a PARTIAL SURRENDER are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered. Death benefit Option 3 is not available if your Policy is issued on a simplified issue or guaranteed issue basis.

   Federal tax law may require us to increase the death benefit under any of the above death benefit Options. See "Required minimum death benefit" on page 31.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

.. FULL SURRENDERS: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot REINSTATE a surrendered Policy. A FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

.. PARTIAL SURRENDERS: You may, at any time after the first POLICY YEAR and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

.. TRANSFERS: Within certain limits, you may make TRANSFERS among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

.. POLICY LOANS: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your MONTHLY DEDUCTION DAY, less loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500. We charge you interest on your loan at an annual effective rate of 3.75%, which accrues daily and is assessed at the end of each Policy year. We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as loan collateral We credit interest monthly on the collateral; we guarantee an annual effective interest rate of 3.00%. After the tenth Policy year, you may take a PREFERRED LOAN from your Policy. You may increase your risk of LAPSE if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

.. FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws. You can select a premium payment plan to pay "PLANNED PERIODIC PREMIUMS" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "GUARANTEE PERIOD BENEFIT" riders (described under "Guarantee period benefit" on page 36) remains in effect. You may also choose to have premiums automatically deducted from your bank account or other source under our automatic payment plan.

   Under certain circumstances we describe later in this prospectus, we may limit the amount of a premium payment or reject a premium payment.

.. FREE LOOK: When you receive your Policy, the FREE LOOK period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy. Some states require a longer free look period.

THE POLICY

.. OWNERSHIP RIGHTS: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. SEPARATE ACCOUNT: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

.. FIXED ACCOUNT: You may allocate amounts to the Fixed Account where it earns interest at no lower than the guaranteed minimum annual effective rate shown on your Policy Schedule. We may declare higher rates of interest, but are not obligated to do so.

.. ACCUMULATION VALUE: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum.

.. TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a MODIFIED ENDOWMENT CONTRACT ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15/th/ Policy year generally will be treated first as a return of BASIS or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

OPTIONAL BENEFITS

   We offer optional benefits, or "riders", that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal

Revenue Service guidance and rules that pertain to the Internal Revenue Code's definition of life insurance as in effect from time to time. Not all riders are available in all states.

                            SUMMARY OF POLICY RISKS

INVESTMENT RISK

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force you may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCUMULATION VALUE.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than the guaranteed minimum annual effective rate shown on your Policy Schedule.

RISK OF LAPSE

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While the guarantee period benefit rider or the guaranteed minimum withdrawal benefit rider is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit option you chose.

TAX RISKS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 67. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The Policy is not designed to be a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is significant enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   The surrender charge under the Policy applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should not purchase the Policy if you intend to surrender all or part of the accumulation value shortly after purchase. We designed the Policy to help meet long-term financial goals.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its corresponding Fund prospectus. You may request a copy of any or all of the Fund prospectuses by contacting us or your US Life insurance representative.

                          TABLES OF FEES AND CHARGES

The following tables describe the fees and charges that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

                               TRANSACTION FEES

CHARGE                        WHEN CHARGE IS DEDUCTED            MAXIMUM GUARANTEED CHARGE     CURRENT CHARGE
----------------------------------------------------------------------------------------------------------------------------
STATUTORY PREMIUM TAX         Upon receipt of each premium       3.5% of each premium          2.0% of each premium
CHARGE/1/                     payment                            payment                       payment
----------------------------------------------------------------------------------------------------------------------------
PREMIUM EXPENSE               Upon receipt of each premium       7.5% of the premium payment   5.0% of the premium payment
CHARGE                        payment                            remaining after deduction of  remaining after deduction of
                                                                 the premium tax charge        the premium tax charge
----------------------------------------------------------------------------------------------------------------------------
PARTIAL SURRENDER PROCESSING  Upon a partial surrender of        The lesser of $25 or 2.0% of  $10
FEE                           your Policy                        the amount of the partial
                                                                 surrender
----------------------------------------------------------------------------------------------------------------------------
TRANSFER FEE                  Upon a transfer of                 $25 for each transfer/2/      $25 for each transfer/2/
                              accumulation value
----------------------------------------------------------------------------------------------------------------------------
POLICY OWNER ADDITIONAL       Upon each request for a Policy     $25                           $0
ILLUSTRATION CHARGE           illustration after the first in a
                              Policy year
----------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The state of New York charges a statutory premium tax of 0.7%; however, there is a 2.0% effective premium tax rate charged in New York. This effective premium tax rate is based upon the statutory premium tax, franchise taxes and the Metropolitan Commuter Transportation District or "MCTD" tax assessed in New York. If you move to another jurisdiction, we will adjust this charge to the rate in that jurisdiction. In states where a statutory premium tax is assessed, the statutory premium tax rates vary state by state. For example, the highest statutory premium tax rate, 3.5%, is in the state of Nevada, while the lowest statutory premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes. You may contact our Administrative Center for information about premium tax rates in any state.

   /2/ The first 12 transfers in a Policy year are free of charge.

                               TRANSACTION FEES

CHARGE                                 WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE         CURRENT CHARGE
-------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE
   Maximum Charge/1/                   Upon a partial surrender or  $37 per $1,000 of base coverage   $37 per $1,000
                                       a full surrender of your                                       of base coverage
                                       Policy/2/
-------------------------------------------------------------------------------------------------------------------------
   Minimum Charge/3/                   Upon a partial surrender or  $2 per $1,000 of base coverage    $2 per $1,000 of
                                       a full surrender of your                                       base coverage
                                       Policy/2/
-------------------------------------------------------------------------------------------------------------------------
   Example Charge - for the first      Upon a partial surrender or  $17 per $1,000 of base coverage   $17 per $1,000
   Policy year - for a 38 year old     a full surrender of your                                       of base coverage
   male, preferred non-tobacco,        Policy/2/
   with a Specified Amount of
   $360,000, of which $306,000
   is base coverage/2/
-------------------------------------------------------------------------------------------------------------------------
OVERLOAN PROTECTION RIDER
   One-Time Charge                     At time rider is exercised   5.0% of Policy's accumulation     3.5% of Policy's
                                                                    value at time rider is exercised  accumulation
                                                                                                      value at time
                                                                                                      rider is exercised
-------------------------------------------------------------------------------------------------------------------------

--------
   /1/ The maximum charge for both the maximum guaranteed charge and the current charge is assessed during the insured person's first Policy year. The maximum charge is for a male, standard tobacco, age 60 at the Policy's DATE OF ISSUE, with a Specified Amount of $360,000, all of which is base coverage.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's base coverage. The Surrender Charge will vary based on the insured person's sex, age, and PREMIUM CLASS, as well as the Policy year and base coverage. The Surrender Charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 33. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 28 and 29 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The minimum charge for both the maximum guaranteed charge and the current charge occurs during the insured person's 14/th/ Policy year. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a Specified Amount of $360,000, of which $36,000 is base coverage and $324,000 is supplemental coverage.

   The next tables describe the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                               PERIODIC CHARGES

CHARGE                             WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE       CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------
MONTHLY ADMINISTRATION FEE         Monthly, at the beginning $10                             $10
                                   of each Policy month
-----------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE/1/
   Maximum Charge/2/               Monthly, at the beginning $83.33 per $1,000 of net amount $57.02 per $1,000 of
                                   of each Policy month      at risk/3/ attributable to base net amount at risk
                                                             coverage; and                   attributable to base
                                                                                             coverage; and

                                                             $83.33 per $1,000 of net amount $51.89 per $1,000
                                                             at risk attributable to         of net amount at
                                                             supplemental coverage           risk attributable to
                                                                                             supplemental
                                                                                             coverage
-----------------------------------------------------------------------------------------------------------------
   Minimum Charge/4/               Monthly, at the beginning $0.04 per $1,000 of net amount  $0.04 per $1,000 of
                                   of each Policy month      at risk attributable to base    net amount at risk
                                                             coverage; and                   attributable to base
                                                                                             coverage; and

                                                             $0.04 per $1,000 of net amount  $0.03 per $1,000 of
                                                             at risk attributable to         net amount at risk
                                                             supplemental coverage           attributable to
                                                                                             supplemental
                                                                                             coverage
-----------------------------------------------------------------------------------------------------------------
   Example Charge for the          Monthly, at the beginning $0.12 per $1,000 of net amount  $0.11 per $1,000 of
   first Policy year - for a       of each Policy month      at risk attributable to base    net amount at risk
   38 year old male, preferred                               coverage; and                   attributable to base
   non-tobacco, with a                                                                       coverage; and
   Specified Amount of
   $360,000, of which                                        $0.12 per $1,000 of net amount  $0.10 per $1,000 of
   $252,000 is base coverage                                 at risk attributable to         net amount at risk
   and $108,000 is                                           supplemental coverage           attributable to
   supplemental coverage                                                                     supplemental
                                                                                             coverage
-----------------------------------------------------------------------------------------------------------------

--------
   /1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 33. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 28 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 22 of this prospectus.

   /2/ The maximum charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 120/th/ birthday. The policy anniversary nearest the insured person's 121/st/ birthday is the Policy's maximum maturity date. The maximum charge is for a male, standard tobacco, age 75 at the Policy's date of issue, with a Specified Amount of $50,000, all of which is base coverage.

   /3/ The NET AMOUNT AT RISK is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

   /4/ The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a Specified Amount of 1,000,000, of which $100,000 is base coverage and $900,000 is supplemental coverage.

                               PERIODIC CHARGES

CHARGE                               WHEN CHARGE IS DEDUCTED      MAXIMUM GUARANTEED CHARGE      CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------
MONTHLY CHARGE PER $1,000 OF
BASE COVERAGE/1/

   Maximum Charge - for a 75         Monthly, at the beginning    $2.75 per $1000 of base        $2.75 per $1000
   year old male, standard           of each Policy month. This   coverage                       of base coverage
   tobacco, with a Specified         Charge is assessed during
   Amount of $360,000, of            the first 3 Policy years and
   which $360,000 is base            the first 3 Policy years
   coverage                          following an increase in
                                     base coverage/2/
------------------------------------------------------------------------------------------------------------------
   Minimum Charge - for an 18        Monthly, at the beginning    $0.14 per $1000 of base        $0.14 per $1000
   year old female, with a           of each Policy month. This   coverage                       of base coverage
   Specified Amount of               Charge is assessed during
   $360,000, of which $36,000        the first 3 Policy years and
   is base coverage                  the first 3 Policy years
                                     following an increase in
                                     base coverage/2/
------------------------------------------------------------------------------------------------------------------
   Example Charge - for a 38         Monthly, at the beginning    $0.25 per $1000 of base        $0.25 per $1000
   year old male, preferred          of each Policy month. This   coverage                       of base coverage
   non-tobacco, with a Specified     Charge is assessed during
   Amount of $360,000, of            the first 3 Policy years and
   which $306,000 is base            the first 3 Policy years
   coverage                          following an increase in
                                     base coverage/2/
------------------------------------------------------------------------------------------------------------------
DAILY CHARGE (MORTALITY AND          Daily                        annual effective rate of       annual effective
EXPENSE RISK FEE)                                                 0.70% of accumulation value    rate of 0.20% of
                                                                  invested in the variable       accumulation
   Policy years 1-10/3/                                           investment options             value invested in
                                                                                                 the variable
                                                                                                 investment
                                                                                                 options
------------------------------------------------------------------------------------------------------------------
POLICY LOAN INTEREST CHARGE          Annually, at the end of the  Accrues daily at annual        Accrues daily at
                                     Policy year                  effective rate of 3.75% of the annual effective
                                                                  loan balance                   rate of 3.75% of
                                                                                                 the loan balance
------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 33. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Three Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your US Life representative. There is no additional charge for any illustrations which may show various amounts of coverage.

   /2/ The charge assessed during the first 3 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

   /3/ After the 10/th/ Policy year, the maximum DAILY CHARGE will be as follows:
          Policy years 11-20............annual effective rate of 0.35%
          Policy years 21+..............annual effective rate of 0.15%
     These reductions in the maximum amount of the daily charge are guaranteed.

   The next tables describe the fees and expenses that you will pay periodically, if you elect an optional benefit rider during the time that you own the Policy.

                             PERIODIC CHARGES FOR

                            OPTIONAL BENEFIT RIDERS

OPTIONAL BENEFIT RIDER           WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH BENEFIT/1/
   Maximum Charge - for a 65     Monthly, at the beginning $0.13 per $1,000 of rider $0.13 per $1,000
   year old                      of each Policy month      coverage                  of rider coverage
------------------------------------------------------------------------------------------------------
   Minimum Charge - for a 29     Monthly, at the beginning $0.06 per $1,000 of rider $0.06 per $1,000
   year old                      of each Policy month      coverage                  of rider coverage
------------------------------------------------------------------------------------------------------
   Example Charge - for a 38     Monthly, at the beginning $0.06 per $1,000 of rider $0.06 per $1,000
   year old                      of each Policy month      coverage                  of rider coverage
------------------------------------------------------------------------------------------------------
CHILDREN'S INSURANCE BENEFIT     Monthly, at the beginning $0.43 per $1,000 of rider $0.43 per $1,000
                                 of each Policy month      coverage                  of rider coverage
------------------------------------------------------------------------------------------------------

--------
  /1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

                             PERIODIC CHARGES FOR
                            OPTIONAL BENEFIT RIDERS

CHARGE                                 WHEN CHARGE IS DEDUCTED    MAXIMUM GUARANTEED CHARGE         CURRENT CHARGE
---------------------------------------------------------------------------------------------------------------------
ENHANCED EARLY CASH VALUE
TERM RIDER
   Rider Monthly Expense               Monthly, at the beginning  $1.71 per $1,000 of rider         $1.71 per $1,000
   Maximum Charge/1/                   of each Policy month. This amount                            of rider amount
                                       charge is assessed during
                                       the first 10 Policy years.
---------------------------------------------------------------------------------------------------------------------
   Rider Monthly Expense               Monthly, at the beginning  $0.06 per $1,000 of rider         $0.06 per $1,000
   Minimum Charge/2/                   of each Policy month. This amount                            of rider amount
                                       charge is assessed during
                                       the first 10 Policy years.
---------------------------------------------------------------------------------------------------------------------
   Rider Monthly Expense               Monthly, at the beginning  $0.06 per $1,000 of rider         $0.06 per $1,000
   Example Charge - for a 38           of each Policy month. This amount                            of rider amount
   year old male, preferred            charge is assessed during
   non-tobacco                         the first 10 Policy years.
---------------------------------------------------------------------------------------------------------------------
   Rider Monthly Insurance             Monthly, at the beginning  $83.33 per $1,000 of net amount   $68.42 per
   Maximum Charge/3/                   of each Policy month       at risk attributable to the rider $1,000 of net
                                                                                                    amount at risk
                                                                                                    attributable to
                                                                                                    the rider
---------------------------------------------------------------------------------------------------------------------
   Rider Monthly Insurance             Monthly, at the beginning  $0.02 per $1,000 of net amount    $0.01 per $1,000
   Minimum Charge/4/                   of each Policy month       at risk attributable to the rider of net amount at
                                                                                                    risk attributable
                                                                                                    to the rider
---------------------------------------------------------------------------------------------------------------------
   Rider Monthly Insurance             Monthly, at the beginning  $0.12 per $1,000 of net amount    $0.01 per $1,000
   Example Charge - for the first      of each Policy month       at risk attributable to the rider of net amount at
   Policy year - for a 38 year old                                                                  risk attributable
   male, preferred non-tobacco,                                                                     to the rider
   with a rider amount of
   $100,000
---------------------------------------------------------------------------------------------------------------------

--------
   /1/ The Rider Monthly Expense Charge will vary based on the insured person's sex, age, premium class and the rider amount. The maximum charge for both the maximum guaranteed charge and the current charge occurs during the insured person's first Policy year. The maximum charge is for a male, standard tobacco, age 75 at the Policy's date of issue, with a rider amount of $100,000.

   /2/ The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a rider amount of $1,000,000.

   /3/ The Rider Monthly Insurance Charge will vary based on the insured person's sex, age, premium class and the net amount at risk attributable to the rider. The maximum charge for both the maximum guaranteed charge and the current charge occurs during the 12 months following the policy anniversary nearest the insured person's 121/st/ birthday. The rider will terminate on the policy anniversary nearest the insured person's 120/th/ birthday. The maximum charge is for a male, standard tobacco, with a rider amount of $99,999.

   /4/ The minimum charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The minimum charge is for a female, preferred plus non-tobacco, age 18 at the Policy's date of issue, with a rider amount of $50,000.

                             PERIODIC CHARGES FOR
                            OPTIONAL BENEFIT RIDERS

OPTIONAL BENEFIT RIDER         WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE          CURRENT CHARGE
-----------------------------------------------------------------------------------------------------------------
WAIVER OF MONTHLY
DEDUCTION/1/
   Maximum Charge - for a      Monthly, at the beginning $0.40 per $1,000 of net amount     $0.40 per $1,000 of
   59 year old                 of each Policy month      at risk attributable to the Policy net amount at risk
                                                                                            attributable to the
                                                                                            Policy
-----------------------------------------------------------------------------------------------------------------
   Minimum Charge - for an     Monthly, at the beginning $0.02 per $1,000 of net amount     $0.02 per $1,000 of
   18 year old                 of each Policy month      at risk attributable to the Policy net amount at risk
                                                                                            attributable to the
                                                                                            Policy
-----------------------------------------------------------------------------------------------------------------
   Example Charge - for a      Monthly, at the beginning $0.03 per $1,000 of net amount     $0.03 per $1,000 of
   38 year old                 of each Policy month      at risk attributable to the Policy net amount at risk
                                                                                            attributable to the
                                                                                            Policy
-----------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM
WITHDRAWAL BENEFIT
   Rider Charge                Daily                     Annual effective rate of 1.50%/2/  Annual effective rate
                                                                                            of 0.75%/2/
-----------------------------------------------------------------------------------------------------------------

--------
   /1/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

   /2/ Percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2012. Current and future expenses for the Funds may be higher or lower than those shown.

[TO BE UPDATED BY AMENDMENT]

                         ANNUAL FUND FEES AND EXPENSES
               (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)

                         CHARGE                              MAXIMUM   MINIMUM
------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES FOR ALL OF THE FUNDS
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS INCLUDE
MANAGEMENT FEES, DISTRIBUTION (12B-1) FEES, AND OTHER
EXPENSES)/1/                                                 [1.63%]   [0.29%]
------------------------------------------------------------------------------

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

--------
   /1/ Currently [11] of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2014. These contractual reimbursements or fee waivers do not change the maximum or minimum annual Fund fees and expenses reflected in the table.

                              GENERAL INFORMATION

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

   We are The United States Life Insurance Company in the City of New York
("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850. US Life's home office is One World Financial Center, 200 Liberty Street, New York, New York 10281.

   US Life is regulated for the benefit of Policy owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. US Life is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy owners. Insurance regulations also require US Life to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in US Life's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life.

   US Life is an indirect, wholly-owned subsidiary of American International Group, Inc., a Delaware corporation. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   On September 22, 2008, AIG entered into a revolving credit facility ("FRBNY Credit Facility") with the Federal Reserve Bank of New York ("NY Fed"). On January 14, 2011, AIG completed a series of integrated transactions (the "Recapitalization") to recapitalize AIG. In the Recapitalization, AIG repaid the NY Fed approximately $21 billion in cash, representing complete repayment of all amounts owing under the FRBNY Credit Facility, and the facility was terminated. As a result of the Recapitalization, AIG was controlled by the Department of Treasury. As of December 14, 2012, the Department of Treasury sold its remaining shares of AIG Common Stock.

   The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 80 separate "divisions," 62 of which correspond to the 62 variable "investment options" under the Policy. The remaining 18 divisions, and all of these 62 divisions, represent investment options available under other variable universal life policies we offer. 15 of these 62 divisions are not available to all Policy owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Policies. US Life is obligated to pay all amounts under the Policies due the Policy owners.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance obligations under all Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by American Home Assurance Company ("American Home"), an affiliate of US Life. Insurance obligations include, without limitation, Policy values invested in the Fixed Account, death benefits and Policy features that provide return of premium or protection against Policy lapse. The Guarantee does not guarantee Policy value or the investment performance of the variable investment options available under the Policies. The Guarantee provides that Policy owners can enforce the Guarantee directly.

   As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued Policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover all other Policies until all insurance obligations under such Policies are satisfied in full.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of US Life.

   The Financial Statements of American Home can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-251-3720.

STATEMENT OF ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH US LIFE

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   ADMINISTRATIVE CENTER. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applications, your US Life representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail premium payments and loan repayments (or use express delivery, if you wish) directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-DELIVERY, E-SERVICE AND WRITTEN TRANSACTIONS. There are several different ways to request and receive Policy services.

       E-DELIVERY. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.americangeneral.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

       E-SERVICE. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service or in writing. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.americangeneral.com, click the "Create Account" link beneath the E-Service login box, and complete the on-line enrollment pages. You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

       E-SERVICE TRANSACTIONS AND WRITTEN TRANSACTIONS. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service).

       .  transfer of accumulation value;*
       .  change of allocation percentages for premium payments; *
       .  change of allocation percentages for Policy deductions; *
       .  loan;*
       .  full surrender;
       .  partial surrender;*
       .  premium payments; *
       .  change of beneficiary or contingent beneficiary;
       .  loan repayments or loan interest payments; *
       . change of death benefit Option or manner of death benefit payment; . change in specified amount;
       . addition or cancellation of, or other action with respect to any benefit riders;

       .  election of a PAYMENT OPTION for Policy proceeds; and
       .  tax withholding elections.
--------
*  These transactions are permitted by E-Service or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your US Life representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   ONE-TIME PREMIUM PAYMENTS USING E-SERVICE. You may use E-Service to schedule one-time premium payments for your Policy. The earliest scheduled payment date available is the next business day. For the purposes of E-Service one-time premium payments only, a business day is a day the United States Federal Reserve System ("Federal Reserve") is open. If payment scheduling is completed after 4:00 p.m. Eastern time, then the earliest scheduled payment date available is the second business day after the date the payment scheduling is completed.

   Generally, your payment will be applied to your Policy on the scheduled payment date, and it will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the scheduled payment date. See "Effective Date of Policy and Related Transactions" on page 28.

   Premium payments may not be scheduled for Federal Reserve holidays, even if the New York Stock Exchange ("NYSE") is open. If the NYSE is closed on your scheduled payment date, your payment will be allocated to your chosen variable investment options based upon the prices set after 4:00 p.m. Eastern time on the first day the NYSE is open following your scheduled payment date.

PRELIMINARY INFORMATION STATEMENT AND POLICY SUMMARY

   Before you purchase the Policy, we will provide you with a Buyer's Guide and a preliminary information statement illustrating some of the values and benefits of your Policy. If you request us to do so when you apply for your Policy, we will furnish you with additional preliminary information statements based on other characteristics. These characteristics could include different annual investment returns, your choice of investment options which show your premium payment invested in percentages of your choice, the weighted average of Fund expenses, and other differences you request. We will also provide you with a policy summary at the time that your Policy is delivered demonstrating the values and benefits contained in your Policy as issued. Copies of the Buyer's Guide and preliminary information statement are provided free of charge.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the

Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and PREMIUM CLASS and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                          VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. We have listed the investment options in the following two tables. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the tables. Fund sub-advisers are shown in parentheses.

   All Policy owners may invest premium payments in variable investment options investing in the Funds listed in the first table. The second table lists investment options that are available to Policy owners with a Policy issue date prior to April 30, 2013.

   The investment options listed in the following table are available to all Policy owners:

 VARIABLE INVESTMENT OPTIONS            INVESTMENT ADVISER (SUB-ADVISER, IF
                                        APPLICABLE)
 -----------------------------------------------------------------------------
 Alger Capital Appreciation Portfolio   Fred Alger Management, Inc.
 - Class I-2 Shares
 -----------------------------------------------------------------------------
 American Century(R) VP Value Fund      American Century Investment
                                        Management, Inc.
 -----------------------------------------------------------------------------
 American Funds IS Asset Allocation     Capital Research and Management
 Fund - Class 2/1/                      Company
 -----------------------------------------------------------------------------
 American Funds IS Global Growth Fund   Capital Research and Management
 - Class 2                              Company
 -----------------------------------------------------------------------------
 American Funds IS Growth Fund - Class  Capital Research and Management
 2                                      Company
 -----------------------------------------------------------------------------
 American Funds IS Growth-Income Fund   Capital Research and Management
 - Class 2                              Company
 -----------------------------------------------------------------------------
 American Funds IS High-Income Bond     Capital Research and Management
 Fund - Class 2                         Company
 -----------------------------------------------------------------------------
 American Funds IS International Fund   Capital Research and Management
 - Class 2/2/                           Company
 -----------------------------------------------------------------------------
 Anchor ST Capital Appreciation         SunAmerica Asset Management Corp.*
 Portfolio - Class 1                    (Wellington Management Company, LLP)
 -----------------------------------------------------------------------------
 Anchor ST Government and Quality Bond  SunAmerica Asset Management Corp.*
 Portfolio - Class 1                    (Wellington Management Company, LLP)
 -----------------------------------------------------------------------------
 Fidelity(R) VIP Contrafund(R)          Fidelity Management & Research
 Portfolio - Service Class 2/3/         Company ("FMR")
                                        (FMR Co., Inc.)
                                        (Other affiliates of FMR)
 -----------------------------------------------------------------------------
 Fidelity(R) VIP Equity-Income          FMR (FMR Co., Inc.)
 Portfolio - Service Class 2            (Other affiliates of FMR)
 -----------------------------------------------------------------------------
 Fidelity(R) VIP Growth Portfolio -     FMR (FMR Co., Inc.)
 Service Class 2                        (Other affiliates of FMR)
 -----------------------------------------------------------------------------
 Fidelity(R) VIP Mid Cap Portfolio -    FMR (FMR Co., Inc.)
 Service Class 2                        (Other affiliates of FMR)
 -----------------------------------------------------------------------------
 Fidelity(R) VIP Money Market           FMR (Fidelity Investments Money
 Portfolio - Service Class 2            Management, Inc.)
                                        (Other affiliates of FMR)
 -----------------------------------------------------------------------------
 Franklin Templeton VIP Franklin Small  Franklin Advisory Services, LLC
 Cap Value Securities Fund
 -----------------------------------------------------------------------------

 VARIABLE INVESTMENT OPTIONS            INVESTMENT ADVISER (SUB-ADVISER, IF
                                        APPLICABLE)
 -----------------------------------------------------------------------------
 - Class 2
 -----------------------------------------------------------------------------
 Franklin Templeton VIP Mutual Shares   Franklin Mutual Advisers, LLC
 Securities Fund - Class 2/4/
 -----------------------------------------------------------------------------
 Invesco V.I. Global Real Estate Fund   Invesco Advisers, Inc. (Invesco Asset
 - Series I Shares                      Management Limited)
 -----------------------------------------------------------------------------
 Invesco V.I. Growth and Income Fund -  Invesco Advisers, Inc.
 Series I Shares
 -----------------------------------------------------------------------------
 Invesco V.I. International Growth      Invesco Advisers, Inc.
 Fund - Series I Shares
 -----------------------------------------------------------------------------
 Janus Aspen Enterprise Portfolio -     Janus Capital Management LLC
 Service Shares/5/
 -----------------------------------------------------------------------------
 Janus Aspen Forty Portfolio - Service  Janus Capital Management LLC
 Shares/6/
 -----------------------------------------------------------------------------
 JPMorgan IT Core Bond Portfolio -      J.P. Morgan Investment Management Inc.
 Class 1 Shares
 -----------------------------------------------------------------------------
 JPMorgan IT International Equity       J.P. Morgan Investment Management Inc.
 Portfolio - Class 1 Shares
 -----------------------------------------------------------------------------
 MFS(R) VIT New Discovery Series -      Massachusetts Financial Services
 Initial Class/7/                       Company
 -----------------------------------------------------------------------------
 MFS(R) VIT Research Series - Initial   Massachusetts Financial Services
 Class/8/                               Company
 -----------------------------------------------------------------------------
 Neuberger Berman AMT Mid-Cap Growth    Neuberger Berman Management LLC
 Portfolio - Class I                    (Neuberger Berman LLC)
 -----------------------------------------------------------------------------
 Oppenheimer Global Securities Fund/VA  OppenheimerFunds, Inc.
 - Non-Service Shares
 -----------------------------------------------------------------------------
 PIMCO VIT CommodityRealReturn(R)       Pacific Investment Management Company
 Strategy Portfolio - Administrative    LLC
 Class/9/
 -----------------------------------------------------------------------------
 PIMCO VIT Global Bond Portfolio        Pacific Investment Management Company
 (Unhedged) - Administrative Class      LLC
 -----------------------------------------------------------------------------
 PIMCO VIT Real Return Portfolio -      Pacific Investment Management Company
 Administrative Class/10/               LLC
 -----------------------------------------------------------------------------
 PIMCO VIT Short-Term Portfolio -       Pacific Investment Management Company
 Administrative Class                   LLC
 -----------------------------------------------------------------------------
 PIMCO VIT Total Return Portfolio -     Pacific Investment Management Company
 Administrative Class                   LLC
 -----------------------------------------------------------------------------
 Seasons ST Mid Cap Value Portfolio -   SunAmerica Asset Management Corp.*
 Class 1                                (Goldman Sachs Asset Management, LP)
                                        (Lord, Abbett & Co. LLC)
 -----------------------------------------------------------------------------
 SunAmerica ST Balanced Portfolio -     SunAmerica Asset Management Corp.*
 Class 1 Shares/11/                     (J.P. Morgan Investment Management
                                        Inc.)
 -----------------------------------------------------------------------------
 VALIC Co. I Dynamic Allocation         VALIC** (SunAmerica Asset Management
 Fund/12/                               Corp.)
                                        (AllianceBernstein L.P.)
 -----------------------------------------------------------------------------
 VALIC Co. I Emerging Economies         VALIC** (J.P. Morgan Investment
 Fund/13/                               Management Inc.)
 -----------------------------------------------------------------------------
 VALIC Co. I Foreign Value Fund/14/     VALIC** (Templeton Global Advisors
                                        Limited)
 -----------------------------------------------------------------------------
 VALIC Co. I International Equities     VALIC** (PineBridge Investments LLC)
 Fund
 -----------------------------------------------------------------------------
 VALIC Co. I Mid Cap Index Fund         VALIC** (SunAmerica Asset Management
                                        Corp.)
 -----------------------------------------------------------------------------
 VALIC Co. I Nasdaq-100(R) Index Fund   VALIC** (SunAmerica Asset Management
                                        Corp.)
 -----------------------------------------------------------------------------
 VALIC Co. I Science & Technology       VALIC** (RCM Capital Management, LLC)
 Fund/15/                               (T. Rowe Price Associates, Inc.)
                                        (Wellington Management Company, LLP)
 -----------------------------------------------------------------------------
 VALIC Co. I Small Cap Index Fund       VALIC** (SunAmerica Asset Management
                                        Corp.)
 -----------------------------------------------------------------------------
 VALIC Co. I Stock Index Fund           VALIC** (SunAmerica Asset Management
                                        Corp.)
 -----------------------------------------------------------------------------
 VALIC Co. II Mid Cap Value Fund/16/    VALIC** (Robeco Investment
                                        Management, Inc.)
                                        (Tocqueville Asset Management L.P.)
                                        (Wellington Management Company, LLP)
 -----------------------------------------------------------------------------
 VALIC Co. II Socially Responsible      VALIC** (SunAmerica Asset Management
 Fund/17/                               Corp.)
 -----------------------------------------------------------------------------
 VALIC Co. II Strategic Bond Fund       VALIC** (PineBridge Investments LLC)
 -----------------------------------------------------------------------------
--------
     /1/ The Fund type for American Funds is Asset Allocation Fund - Class 2 is high total return (including income and capital gains) consistent with preservation of capital over the long term.
     /2/ The Fund type for American Funds is International Fund - Class 2 is long-term growth of capital.
     /3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is long-term capital appreciation.
     /4/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation with income as a secondary goal.
     /5/ The Fund type for Janus Aspen Enterprise Portfolio - Service Shares is long-term growth of capital.
     /6/ The Fund type for Janus Aspen Forty Portfolio - Service Shares is long-term growth of capital.
     /7/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is capital appreciation.
     /8/ The Fund type for MFS(R) VIT Research Series - Initial Class is capital appreciation.

     /9/  The Fund type for PIMCO VIT CommodityRealReturn(R) Strategy Portfolio
          - Administrative Class is maximum real return.
     /10/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative
          Class is maximum real return.
     /11/ The Fund type for SunAmerica ST Balanced Portfolio - Class 1 Shares is conservation of principal and capital appreciation.
     /12/ The Fund type for VALIC Co. I Dynamic Allocation Fund is capital appreciation and current income while managing net equity exposure. The Fund has an investment strategy that may serve to reduce the risk of investment losses that could require US Life to use its own assets to make payments in connection with certain guarantees under the Policy. In addition, the Fund may enable US Life to more efficiently manage its financial risks associated with guarantees like death benefits, due in part to a formula developed by American General Life Insurance Company ("AGL"), an affiliate of US Life and provided to the Fund's sub-advisers. The formula used by the sub-advisers is described in the Fund's prospectus and may change over time based on proposals by AGL. Any changes to the formula proposed by AGL will be implemented only if they are approved by the Fund's investment adviser and the Fund's Board of Directors, including a majority of the Board's independent directors. PLEASE SEE THE VALIC COMPANY I PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR DETAILS.
     /13/ The Fund type for VALIC Co. I Emerging Economies Fund is capital appreciation.
     /14/ The Fund type for VALIC Co. I Foreign Value Fund is long-term growth of capital.
     /15/ The Fund type for VALIC Co. I Science & Technology Fund is long-term capital appreciation. This Fund is a sector fund.
     /16/ The Fund type for VALIC Co. II Mid Cap Value Fund is capital growth, through investment in equity securities of medium capitalization companies using a value-oriented investment approach.
     /17/ The Fund type for VALIC Co. II Socially Responsible Fund is growth of capital through investment, primarily in equity securities, in companies which meet the social criteria established for the Fund.

       *  SunAmerica Asset Management Corp. is an affiliate of US Life.

       ** "VALIC" means The Variable Annuity Life Insurance Company, an affiliate of US Life.

   The investment options listed in the following table are available only to certain Policy owners whose Policies were issued prior to April 30, 2013. The notes that follow the table explain the restrictions on availability.

      VARIABLE INVESTMENT OPTIONS        INVESTMENT ADVISER (SUB-ADVISER, IF
                                                     APPLICABLE)

 Alger Mid Cap Growth Portfolio -       Fred Alger Management, Inc.
 Class I-2 Shares*

 Dreyfus VIF International Value        The Dreyfus Corporation
 Portfolio - Initial Shares*

 Fidelity(R) VIP Asset Manager/SM/      FMR (FMR Co., Inc.)
 Portfolio - Service Class 2/1,*/       (Fidelity Investments Money
                                        Management, Inc.)
                                        (Other affiliates of FMR)

 Fidelity(R) VIP Freedom 2020           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/2,*/

 Fidelity(R) VIP Freedom 2025           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/3,*/

 Fidelity(R) VIP Freedom 2030           Strategic Advisers(R), Inc.
 Portfolio - Service Class 2/4,*/

 Neuberger Berman AMT Socially          Neuberger Berman Management LLC
 Responsive Portfolio - Class I/5,*/    (Neuberger Berman LLC)

 Oppenheimer Balanced Fund/VA -         OppenheimerFunds, Inc.
 Non-Service Shares/6,*/

 Pioneer Mid Cap Value VCT Portfolio - Pioneer Investment Management, Inc. Class I Shares*

 Putnam VT Diversified Income Fund -    Putnam Investment Management, LLC
 Class IB*                              (Putnam Investment Limited)

 Putnam VT Small Cap Value Fund -       Putnam Investment Management, LLC
 Class IB*                              (Putnam Investment Limited)

 SunAmerica ST Aggressive Growth        SunAmerica Asset Management Corp.**
 Portfolio - Class 1 Shares*            (Wells Capital Management
                                        Incorporated)

 VALIC Co. I Money Market I Fund*       VALIC*** (SunAmerica Asset Management
                                        Corp.)

 Vanguard**** VIF High Yield Bond       Wellington Management Company, LLP
 Portfolio*

 Vanguard**** VIF REIT Index Portfolio* The Vanguard Group, Inc.
--------
     /1/ The Fund type for Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2 is high total return.

     /2/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.
     /3/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.
     /4/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.
     /5/  The Fund type for Neuberger Berman AMT Socially Responsive Portfolio
          - Class I Shares is long-term growth of capital by investing primarily in securities of companies that meet the Fund's financial criteria and social policy.
     /6/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

       * This investment option is available only to Policy owners whose Policies were effective before May 1, 2013. Any Policy owner whose accumulation value as of April 30, 2013 was invested in whole or in part in the investment option funded by this Portfolio may continue to use the investment option for any purpose allowed under the Policy.

       ** SunAmerica Asset Management Corp. is an affiliate of US Life.

       ***"VALIC" means The Variable Annuity Life Insurance Company, an affiliate of US Life.

      ****"Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes on our systems, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR APPLICABLE FUND PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan. A Fund's prospectus may occasionally be supplemented by the Fund's Investment Adviser. Please check the Income Advantage Select page at www.americangeneral.com/life/ life.nsf/contents/productsindividuals_prospectuses_VUL to view Fund prospectuses and their supplements.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 61.

   We offer Funds of the Anchor Series Trust, Seasons Series Trust, SunAmerica Series Trust, VALIC Co. I and VALIC Co. II at least in part because they are managed by SunAmerica Asset Management Corp. or VALIC, each an affiliate of US Life. US Life and/or its affiliates may be subject to certain conflicts of interest as US Life may derive greater revenues from Funds managed by affiliates than certain other available funds.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account. Even if Policy owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. US Life reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

                                 FIXED ACCOUNT

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. The minimum guaranteed rate of interest we credit is shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 65. The "daily charge" described on page 62 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   You may transfer accumulation value into the Fixed Account at any time. However, there are restrictions on the amount you may transfer out of the Fixed Account in a Policy year. Please see "Transfers of existing accumulation value" on page 37.

   OUR GENERAL ACCOUNT. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Obligations that are paid out of our general account include any amounts you have allocated to the Fixed Account, including any interest credited thereon, and amounts owed under your Policy for death and/or living benefits which are in excess of portions of Policy value allocated to the variable investment options. The obligations and guarantees under the Policy are our sole responsibility. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments. The general account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. We manage our exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of our assets and liabilities, monitoring or limiting prepayment and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk.

Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   HOW WE DECLARE INTEREST. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account. The minimum annual effective rate is shown on your Policy Schedule.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

                                POLICY FEATURES

AGE

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "age nearest birthday."

   We currently require that the insured person under a Policy be at least age 18 when we issue the Policy.

   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   VALUATION DATES, TIMES, AND PERIODS. We compute values under a Policy on each day that the NYSE is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "CLOSE OF BUSINESS." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   FUND PRICING. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   DATE OF RECEIPT. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We do not accept military allotment programs.

   COMMENCEMENT OF INSURANCE COVERAGE. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   DATE OF ISSUE; POLICY MONTHS AND YEARS. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." POLICY MONTHS and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   MONTHLY DEDUCTION DAYS. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   COMMENCEMENT OF INVESTMENT PERFORMANCE. We invest your initial premium in any variable investment options you have chosen, as well as the Fixed Account, on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases or decreases you request in the specified amount of insurance, REINSTATEMENT of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

    . We may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

    . If you exercise your right to return your Policy described under "Free look period", your coverage will end when you deliver it to your US Life insurance representative, or if you mail it to us, the date it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (The "CODE"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

DEATH BENEFITS

   YOUR SPECIFIED AMOUNT OF INSURANCE. In your application to buy an Income Advantage Select Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. (See "Enhanced Early Cash Value Term Rider" on page 43 for an exception to the 10% requirement.) We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 33.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly guarantee premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer one guarantee period benefit rider, as well as a guaranteed minimum withdrawal benefit rider that includes a guarantee period benefit. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 36 and a discussion of the two riders under "Additional Benefit Riders" on page 43. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 62.)

   YOUR DEATH BENEFIT. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the Policy's maturity date. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

    . Option 1 - The specified amount on the date of the insured person's death.

    . Option 2 - The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Option 3 - The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

       If at any time the net amount at risk exceeds the maximum net amount at risk, US Life may automatically make a partial surrender or reduce the death benefit, both of which may have federal tax consequences, to keep the net amount at risk below the maximum then in effect. In no event, however, will we make such partial surrender or reduce the death benefit if the change would result in adverse tax consequences under the Code
       Section 7702. Future underwritten increases in specified amount will increase the maximum net amount at risk.

       Death benefit Option 3 is not available if your Policy is issued on a simplified issue or guarantee issue basis.

   See "Partial surrender" on page 54 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the MONTHLY INSURANCE CHARGE we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's date of death will be returned and not included in your accumulation value.

   REQUIRED MINIMUM DEATH BENEFIT. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "REQUIRED MINIMUM DEATH BENEFIT" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "GUIDELINE PREMIUM TEST" or the "CASH VALUE ACCUMULATION TEST." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   There is an exception to your electing one of the tests. If you purchase the guaranteed minimum withdrawal benefit rider, we will automatically provide you with the guideline premium test.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. In addition to meeting the premium requirements, the death benefit must be large enough when compared to the accumulation value to meet the minimum death benefit requirement. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the minimum death benefit requirement.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a REQUIRED MINIMUM DEATH BENEFIT PERCENTAGE that will be set forth on page 27 of your Policy. The required minimum death benefit percentage varies based on the age and premium class of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, non-tobacco, ages 40 to 120.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST

INSURED PERSON'S ATTAINED AGE  40   45   50   55   60   65   70   75   99   100+

%                              407% 343% 292% 249% 214% 187% 165% 148% 104% 100%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages from 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST

INSURED PERSON'S ATTAINED AGE  40   45   50   55   60   65   70   75   95+

%                              250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   BASE COVERAGE AND SUPPLEMENTAL COVERAGE. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   There is an exception to the requirement that 10% of the total specified amount must be base coverage. If we issue the enhanced early cash value term rider, your Policy must have an initial specified amount that is all base coverage. Rider coverage must be in an amount equal to 99% of your Policy's initial specified amount. Thereafter, following the first increase in your specified amount,

    . base coverage must be at least 10% of the sum of your base coverage and rider coverage; and

    . your Policy's specified amount cannot at any time include any supplemental coverage.

   See "Enhanced Early Cash Value Term Rider" on page 43.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

    . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

    .  Supplemental coverage has no surrender charges;

    . The COST OF INSURANCE RATE for supplemental coverage is always equal to or less than the cost of insurance rate for an equivalent amount of base coverage;

    . We calculate the monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Guarantee period benefit" on page 36); and

    . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge and a new monthly charge for each $1,000 of base coverage only upon the amount of the increase in base coverage. The new surrender charge applies for a maximum of the first 14 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount if you choose death benefit Option 1 or Option 3. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge. (See "Enhanced Early Cash Value Term Rider" on page 43 for an exception to the requirements described in this paragraph.)

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your US Life representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

PREMIUM PAYMENTS

   PREMIUM PAYMENTS. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 36, will be allocated upon receipt to the available investment options you have chosen.

   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER. We will accept the Policy owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy owner's investment options, contingent upon the Policy owner's providing us with instructions in good order. This means that the Policy owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 29 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy owner to determine the intent of a request. If a Policy owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy owner along with the date the request was canceled.

   LIMITS ON PREMIUM PAYMENTS. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 67. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 40).

   We reserve the right to reject any premium.

   CHECKS. You may pay premium by checks drawn on a U.S. bank in U.S. dollars and made payable to "The United States Life Insurance Company in the City of New York," or "US Life." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your US Life representative or from our Administrative Center shown under "Contact Information" on page 5.

   PLANNED PERIODIC PREMIUMS. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill monthly, quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 36) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7). The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   GUARANTEE PERIOD BENEFIT. Your Policy makes two benefit riders available to you that provide a "guarantee period benefit." This means that if you have one of these guarantee period benefit riders, your Policy and any other benefit riders you have selected will not lapse during the rider's guarantee period as long as you have paid the required monthly guarantee premiums associated with that rider. The required monthly guarantee premiums for the guarantee period benefit rider you have selected are shown on page 3 of your Policy. The more supplemental coverage you select, the lower your overall Policy charges; however, selecting more supplemental coverage will result in higher monthly guarantee premiums. If you pay the monthly guarantee premiums while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero. You cannot select either of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

   One of these riders, called the "monthly guarantee premium rider for the first 20 years," is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the "guaranteed minimum withdrawal benefit rider." We issue the rider only when the Policy is issued. There is no charge associated with the rider. You may select the guaranteed minimum withdrawal benefit rider only at the time we issue your Policy and you select either death benefit Option 1 or Option 2 and certain other Policy features. There is a charge for this rider. See the Tables of Fees and Charges. We will not issue the monthly guarantee premium rider for first 20 years if you select the guaranteed minimum withdrawal benefit rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the guaranteed minimum withdrawal benefit rider, Policy values are lower for a Policy that has this rider as opposed to one that does not.

   For the state of Missouri we refer to the guarantee period benefit as the "monthly no-lapse premium."

   The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 43. Be sure to review their descriptions.

   FREE LOOK PERIOD. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. To exercise your right to return your Policy, you must mail it directly to the Administrative Center or return it to the US Life insurance representative through whom you purchased the Policy within 10 days after you receive it. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

CHANGING YOUR INVESTMENT OPTION ALLOCATIONS

   FUTURE PREMIUM PAYMENTS. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   TRANSFERS OF EXISTING ACCUMULATION VALUE. You may transfer your existing accumulation value from one investment option to another, subject to the restrictions below and other restrictions described in this prospectus (see "Market timing" on page 38, "Restrictions initiated by the Funds and information sharing obligations" on page 39 and "Additional Rights That We Have" on page 60).

    . Restrictions on transfers from variable investment options. You may make transfers from the variable investment options at any time. There is no maximum limit on the amount you may transfer. The minimum amount you may transfer from a variable investment option is $500, unless you are transferring the entire amount you have in the option.

    . Restrictions on transfers from the Fixed Account. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary (including the 60-day period following the date we apply your initial premium to your Policy).

       The maximum total amount you may transfer from the Fixed Account each year is limited to the greater of "a" or "b" below:

       a. 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary (for the first Policy year, the amount of your initial premium you allocated to the Fixed Account); or

       b. the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

       The minimum amount you may transfer from the Fixed Account is $500, unless you are transferring the entire amount you have in the Fixed Account.

   DOLLAR COST AVERAGING. DOLLAR COST AVERAGING is an investment strategy designed to help reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to potentially reduce the risk of investing most of your funds at a time when prices are high. Dollar cost averaging ("DCA program") is designed to lessen the impact of market fluctuations on your investment. However, the DCA program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the variable investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the VALUATION PERIOD containing the day of the month you select. We compute values under a Policy on each valuation date. A valuation period is the time from the close of business on a valuation date to the close of business on the next valuation date. You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using AUTOMATIC REBALANCING. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service. WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE DCA PROGRAM AT ANY TIME.

   AUTOMATIC REBALANCING. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current and compliant premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   MARKET TIMING. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy owner requests:

    . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

    . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

    . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

    . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

    (1)if a Policy owner requests a transfer out of any variable investment option into the money market investment option, and

    (2)the same Policy owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

    (3)the second transaction above is considered market timing.

       Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy owner transaction activity. Upon a Fund's request, we will provide mutually agreed upon information regarding Policy owner transactions in the Fund.

CHANGING THE SPECIFIED AMOUNT OF INSURANCE

   INCREASE IN COVERAGE. At any time before the Policy's maturity date while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge applies:

    . to any amount of the increase that you request as base (rather than supplemental) coverage;

    . as if we were instead issuing the same amount of base coverage as a new Income Advantage Select Policy; and

    . to the amount of the increase for a maximum of the 14 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first three Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, except that base coverage must be at least 10% of the total specified amount after the increase. See "Enhanced Early Cash Value Term Rider" on page 43 for an exception to the 10% requirement.

   DECREASE IN COVERAGE. After the first Policy year and before the Policy's maturity date, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit must be at least the greater of:

    .  $50,000; and

    . any minimum amount which is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day (see "Monthly deduction days" on page 29) following the VALUATION DATE we receive the request.

   The decrease in coverage is applied in the following order:

    . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

    . Against the next most recent increases successively, with the supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

    . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. We will also reduce any remaining surrender charge amount associated with the portion of your Policy's base coverage that has been reduced. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed.

   A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

CHANGING DEATH BENEFIT OPTIONS

   CHANGE OF DEATH BENEFIT OPTION. You may at any time before the Policy's maturity date while the insured person is living request us to change your death benefit option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

    . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 40. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   EFFECT OF CHANGES IN INSURANCE COVERAGE ON GUARANTEE PERIOD BENEFIT. A change in coverage does not result in termination of either of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 46 and "Guaranteed Minimum Withdrawal Benefit Rider" on page 47.

   TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE. Please read "Tax Effects" starting on page 67 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

ACCOUNT VALUE ENHANCEMENT

   Your Policy will be eligible for an Account Value Enhancement at the end of the 21/st/ Policy year, and at the end of each Policy year thereafter. (The Account Value Enhancement and the Enhanced Early Cash Value Term Rider are different features. See "Enhanced Early Cash Value Term Rider" on page 43.) An Account Value Enhancement is a credit we may provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero or greater. We will inform you following the end of each Policy year the amount, if any, of Account Value Enhancement credited to your Policy.

   Here are the additional terms of the Account Value Enhancement:

    . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

    . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage, if any, will be reset annually.

    . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at the time of allocation.

    . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

REPORTS TO POLICY OWNERS

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change. It is your responsibility to review these documents carefully and notify us of any inaccuracies immediately.

                      ADDITIONAL OPTIONAL BENEFIT RIDERS

RIDERS

   You may be eligible to add additional optional rider benefits to your Policy. You can request that your Policy include the additional rider benefits described below. An exception is the overloan protection rider which we automatically issue at the time we issue your Policy provided you selected the guideline premium test. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction day. Eligibility for and changes in these benefits are subject to our rules and procedures as well as Internal Revenue Service guidelines and rules that pertain to the Code's definition of life insurance as in effect from time to time. Not all riders are available in all states. More details are included in each rider, which your insurance representative can review with you before you decide to elect any of them. Some of the riders provide guaranteed benefits that are obligations of our general account and not of the Separate Account. See "Our general account" on page 27.

   ACCIDENTAL DEATH BENEFIT RIDER. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. See the Tables of Fees and Charges. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

   CHILDREN'S INSURANCE BENEFIT RIDER. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. See the Tables of Fees and Charges. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. This rider terminates at the earlier of the Policy anniversary nearest the insured person's 65/th/ birthday or the "Maturity Date" shown on page 3 of your Policy; however, you may elect to terminate it at any time before then. When the rider terminates, the charge will cease.

   ENHANCED EARLY CASH VALUE TERM RIDER. This rider provides term life insurance on the life of the Policy's insured person. While we refer to this rider as the "Enhanced Early Cash Value Term Rider," the rider form name is "Term Life Insurance Benefit Rider." The rider's death benefit (or "rider amount") may be no more than 99% of the total amount of coverage (the sum of coverage of the Policy and this rider) when the Policy is issued. You must apply for this rider when you apply for the Policy. If you choose this rider your Policy's specified amount cannot have supplemental coverage at any time. The insured person can be no older than attained age 75 at application.

   Rider charges. The rider has two charges:

    . a monthly expense charge per $1,000 of the rider amount which will be deducted for the first ten Policy years (decreases in the rider amount do not reduce this charge); and

    . a monthly insurance charge based on the insured person's gender, attained age at each Policy anniversary, premium class and net amount at risk attributable to the rider.

   Both charges are illustrated in the Tables of Fees and Charges that begin on page 11.

   Rider Amount. Increases in the rider coverage are not permitted. You may decrease the total amount of coverage after the first Policy year. Your requested decrease may not result in a decrease in the rider amount. See the rider for more information.

If the insured person dies, we will pay the rider amount to the Policy's beneficiary, or to another beneficiary if the Policy owner has designated a different beneficiary under the rider.

   Termination or Automatic Conversion. You may elect to terminate this rider at any time. If you do so, the rider charges will cease. If the rider has not previously terminated, then on the Policy anniversary nearest the insured person's age 121:

    .  this rider will terminate; and

    . we will increase the specified amount under the Policy by the rider amount at the time of rider termination.

   This rider is primarily designed to meet certain small business needs and may not be an appropriate alternative for individuals who are considering applying for a specified amount that is a blend of base coverage and supplemental coverage. This rider may provide a higher cash surrender value in the early Policy years than a Policy would accrue with only base coverage, or with a blend of base coverage and supplemental coverage. However, in later Policy years, base coverage alone or a blend of base coverage and supplemental coverage may provide higher cash surrender values. The potential differences in cash surrender values are because of the current charges for the rider and the current charges for base coverage and supplemental coverage.

   You should carefully review the illustrations for this Policy to help you decide if this rider is appropriate for you. The illustrations will show potential Policy values with base coverage and this rider, and with base coverage and supplemental coverage.

   WAIVER OF MONTHLY DEDUCTION RIDER. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. See the Tables of Fees and Charges. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. When the rider terminates the charge will cease.

   OVERLOAN PROTECTION RIDER. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. This rider allows you to retain the death benefit coverage under your Policy and discontinue paying premiums. We issue this rider automatically when your Policy is issued.

   There is a one- time charge for this rider, currently equal to 3.5% of your Policy's accumulation value when the rider is exercised. See the Tables of Fees and Charges. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never exercised.

   You can request to exercise the rider when:

    (1)The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

    (2)The Policy has been in force at least until the later of:

       (a)the Policy anniversary nearest the insured person's age 75; or
       (b)the 15th Policy anniversary.

   The exercise date of the rider is the monthly deduction day on or next following the date we receive your written request and all requirements for exercising the rider are satisfied. Here are the requirements:

    . There must be sufficient cash surrender value to cover the one-time charge;

    . Death benefit Option 1 must be in force (death benefit Option 1 is equal to the specified amount on the date of the insured person's death);

    . The Policy must not be a modified endowment contract and the guideline premium test must be selected;

    . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

    . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

    . There can be no riders in force that require charges after the exercise date, other than term riders (a term rider cannot require a change in its death benefit amount that is scheduled to take effect after the exercise date).

   On the exercise date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

The following conditions apply beginning with the exercise date:

    . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

    . All future monthly deductions will be waived, including those for any term rider;

    .  No additional premiums will be accepted;

    .  The Policy cannot become a modified endowment contract;

    .  No new policy loans or partial surrenders will be allowed;

    .  Policy loans can be repaid;

    . No changes will be allowed in the specified amount or choice of death benefit Option;

    . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

    . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

The rider will terminate on the earlier of the following dates:

    .  Upon your written request to terminate the rider; or

    .  Upon termination of the Policy.

   MONTHLY GUARANTEE PREMIUM RIDER FOR FIRST 20 YEARS This rider is a benefit available to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the guaranteed minimum withdrawal benefit rider. We issue the rider only when the Policy is issued. There is no charge associated with the rider. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The rider provides a guarantee, explained below, until the earlier of:

   . The 20th Policy anniversary; or

   . The Policy anniversary nearest the insured person's 95th birthday.

   Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

    . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

    . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then you have met the monthly guarantee premium requirement.

   As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 66.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

    . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

    . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

    . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. This rider provides for a guaranteed minimum withdrawal benefit. The benefit is available upon your written request while the Policy and this rider are in force. Your request must be made during the eligibility period. The rider also provides a guarantee that your Policy will not lapse for a specified period. The rider will terminate before the end of the eligibility period only upon the occurrence of any one of the events described in "Termination" on page 53. The guaranteed minimum withdrawal benefit rider is not available if your Policy is issued on a simplified issue or guaranteed issue basis.

   Requirements to purchase the rider - Here are the requirements you must meet in order to purchase this rider:

    .  you must purchase the rider when applying for the Policy;

    . you may not select the monthly guarantee premium rider for first 20 years;

    . the Policy's insured person can be no younger than attained age 20 or no older than attained age 60 when we issue the Policy;

    .  you must elect either death benefit Option 1 or 2;

    .  you must elect the guideline premium test; and

    . you must elect automatic rebalancing and maintain it as long as the rider is in effect.

   See "Required minimum death benefit" on page 32 and "Automatic rebalancing" on page 38.

   Eligibility period - The eligibility period:

    . starts on the tenth Policy anniversary, or the Policy anniversary nearest the insured person's 65th birthday, if earlier; and

    .  ends on the Policy anniversary nearest the insured person's age 70.

   Withdrawal period - The withdrawal period is the length of time for which we will make guaranteed minimum withdrawal benefit payments. Currently the length of the initial withdrawal period for each rider we issue is 10 years. We reserve the right to increase or decrease the length of the initial withdrawal period for each rider we issue in the future.

   The actual withdrawal period starts on the date of the first withdrawal on or after the date the eligibility period begins, but no later than on the date the eligibility period ends. The actual withdrawal period for each rider can be longer or shorter than the initial withdrawal period due to loans, partial surrenders and any applicable surrender charges.

   Guaranteed Benefit Balance - Before the withdrawal period begins and during the eligibility period, we guarantee that an amount equal to what we refer to as the GUARANTEED BENEFIT BALANCE may be withdrawn over the withdrawal period. Before the first withdrawal during the eligibility period, the Guaranteed Benefit Balance will be calculated as follows:

    . we will add all premiums paid (limited in each Policy year after the first, to the amount of premium paid during the first Policy year);

       .  less all partial withdrawals;

       . plus interest at the Accumulation Rate shown on page 3 of your Policy; and

       .  we will subtract the Policy loan balance; and

    . we will subtract an amount equal to the sum of the monthly guarantee premiums (described in the "Monthly guarantee period benefit" section of this rider description) from the date of issue until the current month, (but not beyond the end of the monthly guarantee period) plus interest at the Accumulation Rate shown on page 3 of your Policy.

   The monthly guarantee premium for each month in the monthly guarantee period will be added to obtain the sum described in the last bullet above, even if the monthly guarantee premium requirement has not been met. Termination of the monthly guarantee period benefit does not change the length of the monthly guarantee period in effect.

   We guarantee that an amount equal to the Guaranteed Benefit Balance immediately prior to the first withdrawal during the eligibility period may be withdrawn. The amount of each payment and the actual withdrawal period will vary, subject to:

    .  any subsequent Policy loan activity;

    .  any subsequent full or partial surrenders; and

    . any applicable surrender charges and additional charges due to partial surrenders.

   If the Guaranteed Benefit Balance is less than $500, we reserve the right to make payment over a reduced period. There is no benefit payable if the Guaranteed Benefit Balance is less than or equal to zero.

   Maximum guaranteed annual withdrawal - After the eligibility period begins, the first withdrawal results in calculation of the initial maximum annual withdrawal amount, which is:

    .  the Guaranteed Benefit Balance immediately prior to the first withdrawal;

    . divided by the number of years in the initial withdrawal period (currently 10).

   Guaranteed Benefit Balance and maximum annual withdrawal amount calculations during the withdrawal period - The Guaranteed Benefit Balance will be reduced by the amount of any new loans (including loan interest), and any new withdrawals. The Guaranteed Benefit Balance will be increased by any loan repayments and any unearned loan interest. At the end of each 12-month period from the time of the first withdrawal, the maximum annual withdrawal amount for the next 12-month period will be recalculated. If the number of years remaining in the initial withdrawal period is one or more, the recalculation will be the lesser of:

    . the Guaranteed Benefit Balance at the beginning of the previous 12-month period; less withdrawals and loans made during the previous 12-month period; plus any loan repayments made during the previous 12-month period (including any unearned loan interest); divided by the number of years remaining in the initial withdrawal period;

or

    .  the annual withdrawal amount in effect for the previous 12-month period.

   If the number of years remaining in the initial withdrawal period is less than one, the maximum annual withdrawal amount will be the amount in effect for the previous 12-month period until the Guaranteed Benefit Balance is zero. After the actual withdrawal period has started, premium payments will not be included in the benefit balance calculation.

   Policy surrender or maturity - If you surrender your Policy or if it matures and the Policy has a cash surrender value, you will receive:

    . The cash surrender value, at the time of surrender or maturity, in a single sum or under a payment option (see "Payment Options" on page 57); plus

    . The excess of the Guaranteed Benefit Balance over the cash surrender value paid in equal amounts over the number of years remaining in the initial withdrawal period.

   If you surrender your Policy or if it matures after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time you surrender your Policy or it matures.

   Policy lapse - If your Policy lapses without any cash surrender value during the eligibility Period, you will receive the Guaranteed Benefit Balance in equal amounts over the initial withdrawal period.

   If the Policy lapses without any cash surrender value during the actual withdrawal period, you will receive the remaining Guaranteed Benefit Balance in equal amounts over the number of years remaining in the initial withdrawal period. If the Policy lapses after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time of lapse.

   Rider charge - We will deduct a daily charge at a current annual effective rate of 0.75% of your accumulation value that is then invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.

   Death benefit - This rider does not provide a death benefit payable in addition to the amount payable under the Policy. However, if the Policy has lapsed and at the time of death the Policy owner was receiving payments under any provision of this rider, the present value of any remaining payments will be paid to the Policy owner's beneficiary in a single sum.

   Investment requirements -The investment options listed below are designated as restricted investment options. This means that we will limit the total amount of your accumulation value, less Policy loans, that may be invested in restricted investment options of your Policy to 30% of your total accumulation value.

   If you elect the guaranteed minimum withdrawal benefit rider, we will automatically enroll you in our automatic rebalancing program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your premium allocation instructions. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages that correspond to your then current and compliant premium allocation designation. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your Policy's allocations going outside the investment requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for the restricted investment options.

   Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer which will replace any previous rebalancing instructions you may have provided.

   If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, by contacting our Administrative Center. See "Automatic rebalancing" on page 38.

   You may choose to rebalance more frequently than quarterly, provided we offer more frequent rebalancing.

   The restricted investment options are:

    .  American Funds IS Global Growth Fund

    .  American Funds IS International Fund

    .  Franklin Templeton VIP Franklin Small Cap Value Securities Fund

    .  Invesco V.I. Global Real Estate Fund

    .  Invesco V.I. International Growth Fund

    .  JPMorgan IT International Equity Portfolio

    .  MFS(R) VIT New Discovery Series

    .  Oppenheimer Global Securities Fund/VA

    .  PIMCO VIT CommodityRealReturn(R) Strategy Portfolio

    .  VALIC Co. I Emerging Economies Fund

    .  VALIC Co. I Foreign Value Fund

    .  VALIC Co. I International Equities Fund

    .  VALIC Co. I Small Cap Index Fund

    .  VALIC Co. I Science & Technology Fund

   Here is an example that shows how the investment requirements work for the restricted investment options:

   Let's say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in restricted investment options to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in restricted investment options increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under this rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Before you elect the guaranteed minimum withdrawal benefit rider, you and your financial adviser should carefully consider whether the investment requirements associated with the guaranteed minimum withdrawal benefit rider meet your investment objectives and risk tolerance.

   The investment option restrictions may reduce the need to rely on the guarantees provided by the guaranteed minimum withdrawal benefit rider because they allocate your accumulation value across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, returns under your investment option choices by allocating your accumulation value more aggressively.

   We reserve the right to change the investment option restrictions at any time for Policies we issue in the future. We may also revise the investment option restrictions for any existing Policies to the extent that investment options are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment option restrictions due to deletions, substitutions, mergers or reorganizations of the investment options.

   Monthly guarantee period benefit - As indicated above in "Requirements to purchase the Rider," if you purchase this rider we will not issue the guarantee period benefit rider. This rider, however, provides a monthly guarantee period benefit based on your payment of monthly guarantee premiums. The monthly guarantee premium for the initial specified amount and any benefit riders in force on the date of issue is shown on page 3 of your Policy. If you have purchased this rider, the "monthly guarantee premium" in your Policy refers to the monthly guarantee period benefit under this rider. There is no additional charge for this rider's monthly guarantee period benefit. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The guarantee period begins on the date of issue and ends on:

    .  the Policy anniversary nearest the insured person's attained age 65; or

    .  the 10th Policy anniversary, if later.

   Policy months are measured from the date of issue. On the first day of each Policy month that you are covered by this rider we determine if the monthly guarantee premium requirement has been met, as follows:

    . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

    . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

    .  you have met the monthly guarantee premium requirement.

   The Policy will not terminate (i.e., lapse) during the guarantee period if, on the first day of each Policy month during that period you have met the monthly guarantee premium requirement. See "Policy Lapse and Reinstatement" on page 66.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The guarantee period benefit will remain in force during the 61-day period that follows the failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the guarantee period benefit from terminating. If you do not pay the amount required to keep the benefit in force by the end of the 61-day period, the guarantee period benefit will terminate and cannot be reactivated.

   If the monthly guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit options, add or delete another benefit rider, increase or decrease another benefit rider, or change premium class, we calculate a new monthly guarantee premium. Except as described in "Termination," below, these changes will not affect the terms or the duration of the monthly guarantee period benefit or the rider. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your US Life insurance representative or the Administrative Center for additional information.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's attained age on the effective date of the increase, and the amount of the increase.

    . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half the monthly guarantee premium is reduced by one-half.

    . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

    . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   Reinstatement - If the Policy lapses, this rider may be reinstated with the Policy if benefits are not being paid under this rider at the time of lapse, subject to:

    .  evidence of insurability; and

    .  payment of the necessary premium to reinstate the Policy.

   Termination - This rider will terminate if:

    .  the Policy terminates or matures;

    . withdrawals have been taken during the eligibility period and the Guaranteed Benefit Balance has been reduced to zero;

    .  automatic rebalancing has been discontinued;

    . automatic rebalancing percentages are changed allowing for more than 30% of the Policy's total accumulation value less Policy loans to be invested in Restricted Funds;

    . the insured person reaches attained age 70 and no withdrawals were taken during the eligibility period; or

    .  any of the following occurs after the eligibility period begins:
       . the Policy's specified amount is increased; or . the Policy's death benefit option is changed; or . any other rider is added prior to its scheduled termination date; or . the Policy's premium class is changed (including a change in rating);
          or

       . +the Policy's specified amount is decreased for any reason other than due to a partial surrender. (This includes changing the death benefit option from Option 1 to Option 2.)

   We reserve the right to modify, suspend or terminate the guaranteed minimum withdrawal benefit rider at any time for prospectively issued Policies.

TAX CONSEQUENCES OF ADDITIONAL RIDER BENEFITS

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 67. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 28. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 61.

WITHDRAWING POLICY INVESTMENTS

   FULL SURRENDER. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that an Income Advantage Select Policy will have any cash surrender value during at least the first year.

   PARTIAL SURRENDER. You may, at any time after the first Policy year and before the Policy's maturity date, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $50,000. We will take any such reduction in specified amount in accordance with the description found under "Decrease in coverage" on page 40.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   We assess a $10 partial surrender processing fee for each partial surrender.

   OPTION TO EXCHANGE POLICY DURING FIRST 18 MONTHS. Under New York law, at any time during the first 18 months from the Date of Issue of your Policy, and while the Policy is in force on a premium paying basis, it may be exchanged for any general account fixed benefit plan of life insurance offered by us, subject to the following conditions:

    . the new policy will be issued with the same Date of Issue, insurance age, and risk classification as your Policy;

    . the amount of insurance of the new policy will be the same as the initial amount of insurance under your original Policy, even if you have increased or decreased the amount of insurance of your original Policy during its first 18 months;

    . the new policy may include any additional benefit rider included in this Policy if such rider is available for issue with the new policy;

    . the exchange will be subject to an equitable premium or cash value adjustment that takes appropriate account of the premiums and cash values under the original and new policies; and

    .  evidence of insurability will not be required for the exchange.

   OPTION TO CONVERT TO PAID-UP ENDOWMENT INSURANCE. At least once each year, you have the option to transfer all of your Policy's cash surrender value to our general account to purchase a non-participating non-variable paid-up endowment life insurance policy. Your Policy and any riders you have elected terminate when you exercise this option. Here is the information you should know about this option:

    . we use your original Policy's cash surrender value as a single premium for the new policy;

    . we use the insured person's age at the time you exercise this option to determine how much coverage you will receive (this amount is the new policy's death benefit);

    . you will owe no additional premiums or other charges during the entire time the new policy is in force;

    . the new policy is "non-participating" which means you will not be entitled to any dividends from US Life;

    . we will pay the amount of coverage to the beneficiary when the insured person dies and the new policy will terminate; and

    . we will pay the amount of coverage to the owner if the insured person is living at the new policy's maturity date and the new policy will terminate.

   RIGHT TO CONVERT IN THE EVENT OF A MATERIAL CHANGE IN INVESTMENT POLICY. Under New York law, if there is a material change in the investment policy of Separate Account USL VL-R which has been approved by the New York State Department of Financial Services, and you object to such change, you shall have the option to convert, without evidence of insurability, to a general account fixed benefit life insurance policy within 60 days after the later of: (1) the effective date of such change in investment policy; or (2) the receipt of the notice of the options available.

   If you convert your Policy, your Accumulation Value will be transferred to your new policy and any remaining surrender charge on your old Policy will be waived. However, there may be a surrender charge on your new policy.

   POLICY LOANS. You may at any time borrow from us an amount up to your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less three times the amount of the charges we assess against your accumulation value on your monthly deduction day.

   We reserve the right at any time to limit the maximum loan amount to 90% of your accumulation value less any applicable surrender charges. The 90% limit will apply to

    . all policies regardless of the date of issue; and . any loans taken after the new limit is declared.

   Any loans outstanding when the new limit is declared will be administered under the rules for loans that were in place at the time the loan was taken.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount on a monthly basis and at a guaranteed annual effective rate of 3.00% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at the end of each Policy year at a guaranteed annual effective rate of 3.75%. Loan interest accrues daily. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   PREFERRED LOAN INTEREST RATE. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

    . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

    . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 3.00%. We intend to set the rate of interest you are paying to the same 3.00% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

    . will always be greater than or equal to the guaranteed preferred loan collateral rate of 3.00%, and

    .  will never exceed an annual effective rate of 3.25%.

   MATURITY OF YOUR POLICY. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 121st birthday, unless you have elected to extend coverage to a later date you designate. See "Option to extend coverage," on page 57.

   OPTION TO EXTEND COVERAGE. You may elect to extend your original maturity date to a later date you designate. If you do so, and if the insured person is living on the maturity date, coverage will be continued until the date of death of the insured person.

   To elect this option, you must submit a written request on a form acceptable to us, at least 30 days prior to the original maturity date. You will incur no charge for exercising this option.

   The option provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount. Here are the option's additional features:

    .  You may not revoke your exercising this option;

    . No riders attached to this policy will be extended unless otherwise stated in the rider;

    .  No further charges will be assessed on the monthly deduction day;

    .  You may not pay any new premiums;

    .  Interest on policy loans will continue to accrue;

    .  You may repay all or part of a loan at any time; and

    . Your accumulation value in the variable investment options will be transferred to the Fixed Account on your original maturity date.

   TAX CONSIDERATIONS. Please refer to "Federal Tax Considerations" on page 67 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment Options:

    .  Option 1 - Equal monthly payments for a specified period of time.

    . Option 2 - Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

    . Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

    . Option 4 - Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment Options may also be available with our consent. We have the right to reject any payment Option if the payee is a corporation or other entity. You can read more about each of these Options in the Policy and in the separate form of payment contract that we issue when any such Option takes effect.

   Interest rates that we credit under each Option will be at least 2%.

   CHANGE OF PAYMENT OPTION. The owner may give us written instructions to change any payment Option previously elected at any time while the Policy is in force and before the start date of the payment Option.

   TAX IMPACT. If a payment Option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment Options.

THE BENEFICIARY

   You name your beneficiary or beneficiaries when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   GENERAL. We generally will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   DELAY OF FIXED ACCOUNT PROCEEDS. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   DELAY FOR CHECK CLEARANCE. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   DELAY OF SEPARATE ACCOUNT USL VL-R PROCEEDS. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account USL VL-R, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable;

    .  the SEC by order so permits for the protection of Policy owners; or

    . we are on notice that the Policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account USL VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   DELAY TO CHALLENGE COVERAGE. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

    . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   DELAY REQUIRED UNDER APPLICABLE LAW. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

    . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

    . end the automatic rebalancing feature if your accumulation value falls below $5,000;

    . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Separate Account USL VL-R under the direction of a committee or discharge such a committee at any time;

    . operate Separate Account USL VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account USL VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

                   VARIATIONS IN POLICY OR INVESTMENT OPTION
                             TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   UNDERWRITING AND PREMIUM CLASSES. We may add or remove premium classes. We currently have ten premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

    . Five Non-Tobacco classes: preferred plus, preferred, standard plus, standard and special;
    . Three Tobacco classes: preferred, standard and special; and . Two additional classes: simplified and guaranteed (subject to state approval).

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   POLICIES PURCHASED THROUGH "INTERNAL ROLLOVERS." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   POLICIES PURCHASED THROUGH TERM LIFE CONVERSIONS. We maintain rules about how to convert term insurance to Income Advantage Select. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

   EXPENSES OR RISKS. US Life may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy. The New York State Department of Financial Services may require that we seek its prior approval before we make some of these changes.

                           CHARGES UNDER THE POLICY

   STATUTORY PREMIUM TAX CHARGE. We deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies. You may contact our Administrative Center for information about premium tax rates in any state.

   PREMIUM EXPENSE CHARGE. After we deduct premium tax from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. US Life receives this charge to cover sales expenses, including commissions.

   DAILY CHARGE (MORTALITY AND EXPENSE RISK FEE). We will deduct a daily charge at a maximum annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. The current daily charge is at an annual effective rate of 0.20%. After a Policy has been in effect for 10 years, we will reduce the daily charge to a maximum annual effective rate of 0.35%, and after 20 years, to a maximum annual effective rate of 0.15%. US Life receives this charge to pay for our mortality and expense risks.

   FEES AND EXPENSES AND MONEY MARKET INVESTMENT OPTION. During periods of low short-term interest rates, and in part due to Policy fees and expenses that are assessed as frequently as daily, the yield of the money market investment option may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund for the money market investment option are less than the Policy's fees and expenses, the money market investment option's unit value will decrease. In the case of negative yields, your accumulation value in the money market investment option will lose value.

   MONTHLY ADMINISTRATION FEE. We will deduct $10 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $10. US Life receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   MONTHLY CHARGE PER $1,000 OF BASE COVERAGE. The Policies have a monthly expense per $1,000 of base coverage which will be deducted during the first three Policy years and during the first three years following any increase in base coverage. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's base coverage. (We discuss base coverage under "Your specified amount of insurance" on page 30.) This charge can range from a maximum of $2.75 for each $1,000 of base coverage to a minimum of $0.14 for each $1,000 of base coverage. The representative charge (referred to as "Example" in the Tables of Fees and Charges on page 14) is $0.25 for each $1,000 of base coverage. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for the First Three Years." US Life receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   MONTHLY INSURANCE CHARGE. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

    .  greater amounts at risk result in a higher monthly insurance charge; and

    . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   Under New York law, any changes in the cost of insurance rates, interest rates, mortality and expense charges, percentage of premium charges or the monthly administration fee will be based on our expectations as to investment earnings, mortality, persistency and expenses (including, reinsurance costs and applicable tax charges). Such changes in Policy cost factors will be determined in accordance with procedures and standards on file with the New York State Department of Financial Services and will be determined at least every five years.

   Under New York law, a portion of our cost of insurance rates is used to recover acquisition costs associated with issuing your Policy. Such charges are higher in the early Policy years. US Life receives this charge to fund the death benefits we pay under the Policies.

   MONTHLY CHARGES FOR ADDITIONAL BENEFIT RIDERS. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charge for the guaranteed minimum withdrawal benefit rider, however, will be assessed daily. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, enhanced early cash value term rider, waiver of monthly deduction rider, overloan protection rider, monthly guarantee premium rider for first 20 years and guaranteed minimum withdrawal benefit rider. The riders are described beginning on page 43, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. US Life receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   SURRENDER CHARGE. The Policies have a surrender charge that applies for a maximum of the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the sex, age, and premium class of the insured person, as well as the Policy year and base coverage. Your Policy's surrender charge will be found in the table beginning on page 28 of the Policy. As shown in the Tables of Fees and Charges beginning on page 11 the maximum surrender charge is $37 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $2 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Fees and Charges) is $17 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, in the fifteenth Policy year (or the fifteenth year following an increase in base coverage), it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 14 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Fees and Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                    SURRENDER CHARGE FOR A 38 YEAR OLD MALE

POLICY YEAR                            1   2   3   4   5   6   7   8   9  10  11  12  13  14  15
------------------------------------------------------------------------------------------------
SURRENDER CHARGE PER $1,000 OF BASE  $17 $17 $17 $17 $17 $16 $15 $14 $13 $12 $11 $ 9 $ 6 $ 3 $ 0
COVERAGE
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   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 54 and "Change of death benefit option" on page 41.

   For those Policies that lapse in the first 14 Policy years, US Life receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. Depending on the age and health risk of the insured person when the Policy is issued, more premium may be required to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   PARTIAL SURRENDER PROCESSING FEE. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. US Life receives this charge to help pay for the expense of making a partial surrender.

   TRANSFER FEE. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. US Life receives this charge to help pay for the expense of making the requested transfer.

   ILLUSTRATIONS. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. US Life receives this charge to help pay for the expenses of providing additional illustrations.

   POLICY LOANS. We will charge you interest on any loan at an annual effective rate of 3.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 3.25%. US Life receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" on page 56.

   CHARGE FOR TAXES. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Fees and Charges on pages 11 - 18. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 65.

   ALLOCATION OF CHARGES. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

MORE ABOUT POLICY CHARGES

   PURPOSE OF OUR CHARGES. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   GENERAL. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   YOUR ACCUMULATION VALUE. From each premium payment you make, we deduct the charges that we describe on page 61 under "Statutory premium tax charge" and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 23 of this prospectus, as well as the Fixed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   YOUR INVESTMENT OPTIONS. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 61 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your US Life representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at a rate no less than the annual effective rate shown on your Policy Schedule. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 65. The "daily charge" described on page 62 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from US Life.

                        POLICY LAPSE AND REINSTATEMENT

   While the guarantee period benefit rider (discussed on page 46 under "Monthly Guarantee Premium Rider for First 20 Years") or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider (discussed on page 47 under "Guaranteed Minimum Withdrawal Benefit Rider") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums. You cannot reinstate the monthly guarantee premium rider for first 20 years or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider once coverage expires or terminates for any reason. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and unpaid loan interest and any surrender charge that then applies) falls to an amount insufficient to cover the monthly charges, you must pay additional premium in order to keep your Policy in force. We will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the loan is not repaid, however, it will be reinstated with your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax. Earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

TAX EFFECTS

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   GENERAL. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   TESTING FOR MODIFIED ENDOWMENT CONTRACT STATUS. The Code provides for a "SEVEN-PAY TEST." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free exchange under
Section 1035 of the Code for a modified endowment contract will also be considered a modified endowment contract.

   OTHER EFFECTS OF POLICY CHANGES. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   POLICY CHANGES AND EXTENDING COVERAGE. We will not permit a change to your Policy that would result in the Policy not meeting the definition of life insurance under Section 7702 of the Code. The 2001 Commissioner's Standard Ordinary mortality and morbidity tables ("2001 CSO Mortality Tables") provide a stated termination date of age 121. The "Option to extend coverage" described on page 57 allows you to continue your Policy beyond the insured person's age
121. The tax consequences of extending the maturity date beyond the age 121 termination date of the 2001 CSO Mortality Tables are unclear. You should consult your personal tax adviser about the effect of any change to your Policy as it relates to Section 7702 and the termination date of the Mortality Tables.

   RIDER BENEFITS. We believe that premium payments and any death benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding the impact of any rider you may purchase.

   TAX TREATMENT OF MINIMUM WITHDRAWAL BENEFIT RIDER PAYMENTS. You may have purchased a minimum withdrawal benefit rider that can provide payments to you. If applicable to you, generally, we will treat each rider benefit payment as withdrawal of cash value first. All payments or withdrawals after cash value has been reduced to zero, will be treated as taxable amounts. However, you should be aware that little guidance is available regarding the taxability of these benefits. You should consult a tax adviser.

   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS NOT A MODIFIED ENDOWMENT CONTRACT-. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   TAXATION OF PRE-DEATH DISTRIBUTIONS IF YOUR POLICY IS A MODIFIED ENDOWMENT CONTRACT-. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   POLICY LAPSES AND REINSTATEMENTS. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   DIVERSIFICATION AND INVESTOR CONTROL. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account USL VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account USL VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account USL VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that US Life, and not the owner of a Policy, would be considered the owner of the assets of Separate Account USL VL-R. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

   ESTATE AND GENERATION SKIPPING TAXES. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the American Taxpayer Relief Act of 2012 ("ATRA-2012") brought forth some certainty with regard to the estate and generation skipping transfer ("GST") tax rates and exemptions. ATRA-2012 generally extends current estate and gift tax exemptions, which were around $5.12 million, increased for inflation to $5.25 million (or twice that amount for married couples) for 2013. ATRA-2012 also increased the top tax rate on transfers above the exemption amount from 35 percent to a new maximum tax rate of 40 percent.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. You should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   LIFE INSURANCE IN SPLIT DOLLAR ARRANGEMENTS. The Internal Revenue Service and Treasury have issued regulations on split dollar life insurance arrangements. In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangements under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   PENSION AND PROFIT-SHARING PLANS-. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, I.R.B. 2002-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   OTHER EMPLOYEE BENEFIT PROGRAMS. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   OUR TAXES. We report the operations of Separate Account USL VL-R in our federal income tax return, but we currently pay no income tax on Separate Account USL VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account USL VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account USL VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account USL VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to US Life taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to US Life. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to US Life.

   WHEN WE WITHHOLD INCOME TAXES. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of 30% of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   TAX CHANGES. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   The Company has received industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. In the three months ended September 30, 2012, the Company, together with its life insurance company affiliates, worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the Social Security Administration Death Master File ("SSDMF") to identify death claims that have not been submitted to the Company or its insurance company affiliates, as the case may be, in the normal course of business. The final settlement of these examinations was announced on October 22, 2012. The Company is taking enhanced measures to, among other things, routinely match policyholder records with the SSDMF to determine if its insured parties, annuitants, or retained account holders have died and locate beneficiaries when a claim is payable.

   Although the Company has reached final settlement on the multi-state examinations, it is possible that the settlement remediation requirements and/or remaining inquiries and other regulatory activity could result in the payment of additional death claims and additional escheatment of funds deemed abandoned under state laws. The Company believes that it has adequately reserved for such claims as of December 31, 2012, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by its affiliate American General Life and Accident Insurance Company. The State of West Virginia has also filed similar lawsuits against other insurers.

   In addition, the Company invested a total of $490.7 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions. The Company received back a total amount of $567.2 million from these investments. In August 2010, a court-appointed Receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. The Receiver asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against the Company have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of US Life, the Separate Account and American Home can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880, or call us at 1-800-251-3720.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                         PAGE TO
                                                       SEE IN THIS
              DEFINED TERM                             PROSPECTUS
              ------------                             -----------

              accumulation value                            8
              Administrative Center                        21
              automatic rebalancing                        38
              base coverage                                33
              Basis                                        70
              beneficiary                                  59
              cash surrender value                          7
              cash value accumulation test                 32
              close of business                            29
              Code                                         30
              Contact Information                           5
              cost of insurance rates                      63
              daily charge                                 62
              date of issue                                29
              death benefit                                 6
              dollar cost averaging                        38
              Fixed Account                                27
              free look                                    37
              full surrender                                7
              Fund, Funds                                   6
              grace period                                  9
              guarantee period benefit                     36
              Guaranteed Benefit Balance                   49
              guideline premium test                       32
              insured person                                6
              investment options                           66
              lapse                                         9
              loan (see "Policy loans" in this Index)       7
              loan interest                                65
              maturity date                                57
              modified endowment contract                  68
              monthly deduction day                        29
              monthly guarantee premium                     9
              monthly insurance charge                     63
              net amount at risk                           13
              Option 1, Option 2, Option 3                  6

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                          PAGE TO
                                                        SEE IN THIS
             DEFINED TERM                               PROSPECTUS
             ------------                               -----------

             partial surrender.........................     54
             payment options...........................     58
             planned periodic premiums.................     36
             Policy loans..............................     56
             Policy months.............................     29
             Policy year...............................     29
             preferred loan............................     57
             premium class.............................     61
             premium payments..........................     35
             reinstate, reinstatement..................     67
             required minimum death benefit............     32
             required minimum death benefit percentage.     33
             Separate Account USL VL-R.................     19
             seven-pay test............................     68
             specified amount..........................     30
             supplemental coverage.....................     33
             transfers.................................     37
             valuation date............................     29
             valuation period..........................     29
             variable investment options...............     23

[AMERICAN GENERAL LIFE COMPANIES - LOGO]  THE UNITED STATES LIFE INSURANCE
                                           COMPANY IN THE CITY OF NEW YORK

For additional information about the Income Advantage Select/SM/ Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated April 30, 2013. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at United States Life, VUL Administration, P.O. Box 4880, Houston, Texas 77210-4880 or call us at 1-800-251-3720. You may also obtain the SAI from your US Life representative through which the Policies may be purchased. Additional information about the Income Advantage Select Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
One World Financial Center, 200 Liberty Street, New York, New York 10281

INCOME ADVANTAGE SELECT
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
Policy Form Number 08704N

Available only in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by The United States Life Insurance Company in the City of New York ("US Life") are its responsibility. US Life is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for the insurance companies and affiliates comprising the domestic life operations of American International Group, Inc., including US Life.

--------------------------------------------------------------------------------
         For E-SERVICE and E-DELIVERY, or to view and Print Policy or
             Fund prospectuses visit us at WWW.AMERICANGENERAL.COM
--------------------------------------------------------------------------------

(C) American International Group, Inc. All Rights Reserved.

                                                         ICA File No. 811-09359

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
                           SEPARATE ACCOUNT USL VL-R

                          INCOME ADVANTAGE SELECT(R)

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

       THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

          TELEPHONE: 1-800-251-3720; HEARING IMPAIRED: 1-888-436-5256

                      STATEMENT OF ADDITIONAL INFORMATION

                             DATED APRIL 30, 2013

   This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for The United States Life Insurance Company in the City of New York Separate Account USL VL-R (the "Separate Account" or "Separate Account USL VL-R") dated April 30, 2013, describing the Income Advantage Select flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact The United States Life Insurance Company in the City of New York ("US Life" or "Company") at the address or telephone numbers given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION..............................................  3

        US Life.......................................................  3
        Separate Account USL VL-R.....................................  3
        American Home Assurance Company...............................  3

     SERVICES.........................................................  4

     DISTRIBUTION OF THE POLICIES.....................................  4

     PERFORMANCE INFORMATION..........................................  6

     ADDITIONAL INFORMATION ABOUT THE POLICIES........................  7

            Gender neutral policies...................................  7
            Cost of insurance rates...................................  7
            Special purchase plans....................................  7
            Underwriting procedures and cost of insurance charges.....  7
            Certain arrangements......................................  8
        More About The Fixed Account..................................  8
            Our general account.......................................  8
            How we declare interest...................................  8
        Adjustments to Death Benefit..................................  8
            Suicide...................................................  8
            Wrong age or gender.......................................  9
            Death during grace period.................................  9

     ACTUARIAL EXPERT.................................................  9

     MATERIAL CONFLICTS...............................................  9

     FINANCIAL STATEMENTS............................................. 10

        Separate Account Financial Statements......................... 10
        US Life Financial Statements.................................. 10
        American Home Statutory Basis Financial Statements............ 10
        American International Group, Inc. Financial Information...... 10

                              GENERAL INFORMATION

US LIFE

   We are The United States Life Insurance Company in the City of New York ("US Life"). US Life is a stock life insurance company organized under the laws of the State of New York on February 25, 1850.

   US Life is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation. AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including US Life. The commitments under the Policies are US Life's, and AIG has no legal obligation to back those commitments.

SEPARATE ACCOUNT USL VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account USL VL-R. Separate Account USL VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on August 8, 1997 under New York law.

   For record keeping and financial reporting purposes, Separate Account USL VL-R is divided into 80eparate "divisions," 62 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 62 divisions and the remaining 18 divisions are offered under other US Life policies. Fifteen (15) of these 62 divisions are not available to all Policy Owners. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account USL VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of US Life other than those arising from the Policies. US Life is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

AMERICAN HOME ASSURANCE COMPANY

   All references in this SAI to American Home Assurance Company
 ("American Home") apply only to Policies with a date of issue prior to April 30, 2010 at 4:00 p.m. Eastern time.

   American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, 18/th/ Floor, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly-owned subsidiary of American International Group, Inc. and an affiliate of US Life.

                                   SERVICES

   US Life and AIG are parties to a service and expense agreement. Under the service and expense agreement, AIG may provide services to US Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services.
During 2012, 2011 and 2010, US Life paid AIG for these services [$    ],
[$    ] and [$    ], respectively.

   US Life and American General Life Companies, LLC ("AGLC"), were parties to a services agreement. AGLC was merged into American General Life Insurance Company ("AGL") at the end of 2011. AGL is an affiliate of US Life. AGL now provides all services to US Life previously provided by AGLC. US Life and AGLC (prior to the merger) are both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to US Life and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011 and 2010, US Life paid AGLC for these services $112,436,425 and $95,355,628, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), 2727-A
Allen Parkway, 2-G7, Houston, Texas 77019, a Delaware corporation and an affiliate of US Life, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and US Life. AGESC also acts as principal underwriter for US Life's other separate accounts and for the separate accounts of certain US Life affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . [90% of the premiums received in the first Policy year up to a "target premium";

    . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

    . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

    . 0.25% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

    . 0.15% annually of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

    . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

    . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.]

   The greater the percentage of supplemental coverage the owner selects when applying for a Policy or for future increases to the specified amount, the less compensation we would pay either for the sale of the Policy or for any additional premiums received during the first 10 Policy years (we do not pay compensation for premiums we receive after the 10th Policy year). We will pay the maximum level of compensation if the owner chooses 100% base coverage.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 99% of the premiums we receive in the first Policy year.

   The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of US Life's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   THE PURPOSE OF THIS SECTION IS TO PROVIDE YOU WITH INFORMATION TO HELP CLARIFY CERTAIN DISCUSSION FOUND IN THE RELATED PROSPECTUS. MANY TOPICS, SUCH AS POLICY SALES LOADS AND INCREASES IN YOUR POLICY'S DEATH BENEFIT, HAVE BEEN FULLY DESCRIBED IN THE RELATED PROSPECTUS. FOR ANY TOPICS THAT WE DO NOT DISCUSS IN THIS SAI, PLEASE SEE THE RELATED PROSPECTUS.

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount of risk.

   Special purchase plans. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   Underwriting procedures and cost of insurance charges. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit.

MORE ABOUT THE FIXED ACCOUNT

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Unlike the Separate Account, the assets in the general account may be used to pay any liabilities of US Life in addition to those arising from the Policies. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate shown on your Policy Schedule.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

ADJUSTMENTS TO DEATH BENEFIT

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President and Illustration Actuary of US Life. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, US Life, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, serves as the independent registered public accounting firm for the Separate Account USL VL-R and US Life. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and American Home.

   You may obtain a free copy of these financial statements if you write us at our VUL Administration Department or call us at 1-800-251-3720. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Separate Account USL VL-R as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

US Life Financial Statements

   The financial statements of US Life as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN HOME STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of admitted assets, liabilities, capital and surplus of American Home as of December 31, 2012 and 2011, and the related statutory financial statements of income and changes in capital and surplus and of cash flow for each of the three years in the period ended December 31, 2012, included in this Statement of Additional Information, have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, AIG and US Life entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of AIG are incorporated by reference below. AIG does not underwrite any contracts referenced herein.

   The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

    . [The Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group's Amendment No. __ on
       Form 10-K/A to its Annual Report on form 10-K for the year ended December 31, 2012.]

American International Group, Inc. does not underwrite any insurance policy referenced herein.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a) Board of Directors Resolution.
    ------------------------------

    (1) The United States Life Insurance Company in the City of New York Board of Directors resolution authorizing the establishment of The United States Life Insurance Company in the City of New York Separate Account USL VL-R and among other things the marketing of variable life products in New York. (3)

(b) Custodian Agreements.     Inapplicable.
    ---------------------

(c) Underwriting Contracts.
    -----------------------

    (1) Distribution Agreement between The United States Life Insurance Company in the City of New York and American General Equity Services Corporation, effective , 2002. (6)

    (2)  Form of Selling Group Agreement. (6)

    (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d) Contracts.
    ----------

    (1) Specimen form of "Income Advantage Select/sm/" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Policy Form No. 08704N. (17)

    (2) Form of "Income Advantage Select(R)" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Policy Form No. 08704N Rev0213. (Filed herewith)

    (3) Specimen form of "AIG Income Advantage Select/sm/" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Policy Form No. 08704NU. (17)

    (4) Form of "Income Advantage Select(R)" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Policy Form No. 08704NU Rev0213. (Filed herewith)

    (5) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720N. (13)

    (6) Specimen form of Guaranteed Minimum Withdrawal Benefit Rider, Form No. 05270N. (16)

    (7)  Specimen form of Accidental Death Benefit Rider,
         Form No. ADB 79-1E. (16)

    (8)  Specimen form of Children's Insurance Rider - Level Term Life
         Insurance (Children's Insurance Benefit Rider), Form No. CI 79-1E. (16)

    (9)  Form of Waiver of Monthly Deduction Rider, Form No. 82001N. (16)

    (10) Form of Overloan Protection Rider, Form No. 07620N. (15)

    (11) Specimen Form of Term Life Insurance Benefit Rider (Enhanced Early Cash Value Term Rider), Sex Distinct version, Form No. 08617N. (17).

    (12) Specimen form of Term Life Insurance Benefit Rider (Enhanced Early Cash Value Term Rider), Gender Neutral version, Form No. 08617NU. (17)

(e) Applications.
    -------------

    (1)  Specimen Form of Life Insurance Application - Part A,
         Form No. AGLC100565-NY-2012. (To be filed by Amendment)

    (2)  Specimen Form of Life Insurance Application - Part B,
         Form No. AGLC100566-NY-2012. (To be filed by Amendment)

    (3) Specimen Form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC103226-NY Rev 0513. (To be filed by Amendment)

    (4) Specimen Form of Service Request Form, Form No. AGLC103296-NY Rev0513. (To be filed by Amendment)

    (5) Specimen Form of Limited Temporary Life Insurance Agreement, Form No. AGLC101431-NY-2012. (To be filed by Amendment)

    (6) Specimen Form of Limited Temporary Life Insurance Agreement Receipt, Form No. AGLC101432-NY-2012. (To be filed by Amendment)

    (7)  Form of Reinstatement or Reduction of Premium Rate Application for
         Life Insurance, Form No. AGLC100440-NY-2011. (To be filed by Amendment)

    (8) Form of In-Force Change Application, Form No. AGLC100386-NY-2011. (To be filed by Amendment)

(f) Depositor's Certificate of Incorporation and By-Laws.
    -----------------------------------------------------

    (1) Copy of the Charter of The United States Life Insurance Company in the City of New York, restated as of December 31, 2011. (20)

    (2) Copy of the Bylaws of The United States Life Insurance Company in the City of New York, amended and restated December 14, 2010. (19)

(g) Reinsurance Contracts.
    ----------------------

    (1) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and General & Cologne Life Re of America. (12)

    (2) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Munich American Reassurance Company. (12)

    (3) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and RGA Reinsurance Company. (12)

    (4) Form of Reinsurance Agreement between The United States Life Insurance Company in the City of New York and Swiss Re Life & Health America, Inc. (12)

(h) Participation Agreements.
    -------------------------

   (1)(a)Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (4)

   (1)(b)Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (10)

   (1)(c)Form of Amendment No. 6 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., The United States Life Insurance Company in the City of New York, on Behalf of Itself and its Separate Accounts, and American General Equity Services Corporation. (17)

   (1)(d)Form of Amendment No. 7 to Participation Agreement by and among AIM Variable Insurance Funds, Invesco AIM Distributors, Inc., The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (23)

   (2)(a)Form of Participation Agreement by and among The Alger American Fund, The United States Life Insurance Company in the City of New York and Fred Alger & Company, Incorporated. (11)

   (3)(a)Form of Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (5)

   (3)(b)Form of Amendment No. 1 to Shareholder Services Agreement by and between The United States Life Insurance Company in the City of New York and American Century Investment Services, Inc. (8)

   (4)(a)Form of Fund Participation Agreement among each of The United States Life Insurance Company in the City of New York, American Funds Insurance Series and Capital Research and Management. (23)

   (4)(b)Form of Fund Participation Agreement among each of The United States Life Insurance Company in the City of New York and Anchor Series Trust. (23)

   (5)(a)Form of Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (4)

   (5)(b)Form of Amendment No. 2 to Fund Participation Agreement Between The United States Life Insurance Company in the City of New York and Dreyfus Variable Insurance Fund. (15)

   (6)(a)Form of Amended and Restated Participation Agreement Among Variable Insurance Products Funds, Fidelity Distributors Corporation and The United States Life Insurance Company in the City of New York dated as of April 27, 2012. (23)

   (7)(a)Form of Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of September 5, 2003. (18)

   (7)(b)Form of Amendment No. 1 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (13)

   (7)(c)Amendment to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance

         Products Trust and Franklin Templeton Distributors, Inc., effective June 5, 2007. (15)

   (7)(d)Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc. (18)

   (7)(e)Form of Amendment No. 4 to Amended and Restated Participation Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and
         Franklin/Templeton Distributors, Inc. (23)

   (8)(a)Form of Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. Series. (5)

   (8)(b)Form of Amendment No. 5 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, Janus Aspen Series and Janus Distributors, Inc. (17)

   (9)(a)Form of Fund Participation Agreement by and among The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. effective as of April 24, 2009. (20)

   (9)(b)Form of Amendment No. 1 to Fund Participation Agreement by and between The United States Life Insurance Company in the City of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors, Inc.,
         J.P. Morgan Investment Management Inc. and JPMorgan Funds Management, Inc. dated as of December 31, 2010. (21)

  (10)(a)Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and The United States Life Insurance Company in the City of New York. (18)

  (11)(a)Form of Participation Agreement Among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (4)

  (11)(b)Form of Amendment No. 1 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (5)

  (11)(c)Form of Amendment No. 5 to Participation Agreement among MFS Variable Insurance Trust, The United States Life Insurance Company in the City of New York and Massachusetts Financial Services Company. (17)

  (11)(d)Form of Letter Agreement between Massachusetts Financial Services, MFS Variable Insurance Trust and The United States Life Insurance Company in the City of New York, dated December 19, 2005. (12)

  (12)(a)Form of Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

  (12)(b)Form of Amendment No. 5 to Fund Participation Agreement by and between Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (17)

  (13)(a)Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (11)

  (13)(b)Form of Amendment No. 4 to Participation Agreement by and among The United States Life Insurance Company in the City of New York, Oppenheimer Variable Account Funds and OppenheimerFunds, Inc. (17)

  (14)(a)Form of Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (5)

  (14)(b)Form of Amendment No. 3 to Participation Agreement by and Among The United States Life Insurance Company in the City of New York, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC. (15)

  (14)(c)Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, on behalf of itself and as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (21)

  (15)(a)Form of Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (12)

  (15)(b)Form of Amendment No. 4 to Participation Agreement by and between The United States Life Insurance Company in the City of New York, Pioneer Variable

         Contracts Trust, Pioneer Investment Management, Inc. and Pioneer Funds Distributors, Inc. (17)

  (16)(a)Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (4)

  (16)(b)Form of Amendment No. 2 to Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and The United States Life Insurance Company in the City of New York. (15)

  (17)(a)Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and Seasons Series
         Trust. (23)

  (17)(b)Form of Participation Agreement by and among The United States Life Insurance Company in the City of New York and SunAmerica Series Trust. (11)

  (18)(a)Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (4)

  (18)(b)Form of Second Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Securities Incorporated, American General Series Portfolio Company and The Variable Annuity Life Insurance Company. (8)

  (18)(c)Form of Notice to the Parties and amended Schedule B under the Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, AIG Retirement Company I (formerly VALIC Company I) and The Variable Annuity Life Insurance Company, effective July 1, 2008. (17)

  (18)(d)Form of Fourth Amendment to Participation Agreement Among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, VALIC Company I and The Variable Annuity Life Insurance Company. (23)

  (18)(e)Form of Participation Agreement among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, VALIC Company II and The Variable Annuity Life Insurance Company. (23)

  (19)(a)Form of Participation Agreement among Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York. (5)

  (19)(b)Form of Amendment No. 5 to Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and The United States Life Insurance Company in the City of New York (17)

  (20)(a)Form of Amended and Restated Administrative Services Agreement between The United States Life Insurance Company in the City of New York and
         A I M Advisors, Inc., dated as of April 1, 2004. (18)

  (20)(b)Form of Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated, effective
         August 1, 2003. (11)

  (20)(c)Form of Amendment No. 1 to Agreement with respect to Trademarks and Fund Names by and among A I M Distributors, Inc., AIM Variable Insurance Funds, Inc., The United States Life Insurance Company in the City of New York and American General Securities Incorporated. (11)

  (20)(d)Form of Amendment No. 2 to Agreement with Respect to Trademarks and Fund Names by and among A I M Management Group Inc., A I M Distributors, Inc., AIM Variable Insurance Funds, The United States Life Insurance Company in the City of New York and American General Equity Services Corporation. (18)

  (21)(a)Form of Services Agreement Class O between Fred Alger Management, Inc. and The United States Life Insurance Company in the City of
         New York. (11)

  (22)(a)Form of Business Agreement by and among The United States Life Insurance Company in the City of New York, American General Equity Services Corporation, American Funds Distributors, Inc. and Capital Research and Management. (23)

  (23)(a)Form of Administrative Services Agreement between The United States Life Insurance Company in the City of New York and SunAmerica Asset Management Corp in connection with the Anchor Series Trust. (23)

  (24)(a)Form of Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (4)

  (24)(b)Form of Amendment No. 2 to Administrative Services Agreement between The Dreyfus Corporation and The United States Life Insurance Company in the City of New York. (15)

  (25)(a)Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (12)

  (25)(b)Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and The United States Life Insurance Company in the City of New York. (12)

  (26)(a)Form of Amended and Restated Service Contract between Fidelity Distributors Corporation and American General Equity Services Corporation effective as of May 1, 2012. (23)

  (27)(a)Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and Franklin Templeton Services, LLC. (9)

  (27)(b)Form of Amendment No. 3 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of
         New York and Franklin Templeton Services, LLC. (18)

  (27)(c)Form of Amendment No. 4 to Administrative Services Agreement by and between The United States Life Insurance Company in the City of
         New York and Franklin Templeton Services, LLC. (23)

  (28)(a)Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and The United States Life Insurance Company in the City of New York. (5)

  (29)(a)Form of Administrative Services Agreement by and between Neuberger Berman Management Inc. and The United States Life Insurance Company in the City of New York. (5)

  (30)(a)Form of Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (11)

  (30)(b)Form of Amendment No. 4 to Administrative Services Agreement by and among The United States Life Insurance Company in the City of New York and OppenheimerFunds, Inc. (17)

  (31)(a)Form of Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (5)

  (31)(b)Form of Amendment No. 1 to Services Agreement by and between The United States Life Insurance Company in the City of New York and Pacific Investment Management Company LLC. (18)

  (32)(a)Form of PIMCO Variable Insurance Trust Services Agreement by and between The United States Life Insurance Company in the City of New York and PIMCO Variable Insurance Trust. (5)

  (33)(a)Form of Marketing and Administrative Services Support Agreement by and between Putnam Retail Management Limited Partnership and The United States Life Insurance Company in the City of New York. (18)

  (34)(a)Form of Administrative Services Agreement by and between Seasons Series Trust and The United States Life Insurance Company in the City of New York. (23)

  (35)(a)Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (18)

  (35)(b)Form of Amendment No. 3 to Administrative Services Agreement by and between SunAmerica Asset Management Corp. and The United States Life Insurance Company in the City of New York. (17)

  (36)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and The United States Life Insurance Company in the City of New York. (12)

  (37)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Alger and The United States Life Insurance Company in the City of New York. (12)

  (38)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and The United States Life Insurance Company in the City of New York. (12)

  (39)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between American Funds and The United States Life Insurance Company in the City of
         New York. (23)

  (40)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Anchor Series Trust and The United States Life Insurance Company in the City of New York. (23)

  (41)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Dreyfus and The United States Life Insurance Company in the City of
         New York. (12)

  (42)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and The United States Life Insurance Company in the City of
         New York. (12)

  (43)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and The United States Life Insurance Company in the City of New York. (12)

  (44)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Janus and The United States Life Insurance Company in the City of New York. (12)

  (45)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and The United States Life Insurance Company in the City of New York. (20)

  (46)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between MFS and The United States Life Insurance Company in the City of New York. (12)

  (47)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and The United States Life Insurance Company in the City of New York. (12)

  (48)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Oppenheimer and The United States Life Insurance Company in the City of New York. (12)

  (49)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and The United States Life Insurance Company in the City of New York. (12)

  (50)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Pioneer and The United States Life Insurance Company in the City of
         New York. (12)

  (51)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Putnam and The United States Life Insurance Company in the City of
         New York. (12)

  (52)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Seasons Series Trust and The United States Life Insurance Company in the City of New York. (23)

  (53)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between SunAmerica Series Trust and The United States Life Insurance Company in the City of New York. (12)

  (54)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between
         VALIC Company I and The United States Life Insurance Company in the City of New York. (12)

  (55)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between
         VALIC Company II and The United States Life Insurance Company in the City of New York. (23)

  (56)(a)Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and The United States Life Insurance Company in the City of
         New York. (12)

(i) Administrative Contracts.
    -------------------------

    (1) Form of Administrative Services Agreement by and between The United States Life Insurance Company in the City of New York and American General Life Companies, effective February 1, 2004. (18)

   (2)(a)Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of
         New York. (18)

   (2)(b)Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated May 21, 1975. (18)

   (2)(c)Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated
         September 23, 1975. (18)

   (2)(d)Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, dated
         December 30, 1998. (18)

   (2)(e)Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York and American General Life Companies, effective January 1, 2002. (18)

   (2)(f)Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective
         May 1, 2004. (18)

   (2)(g)Form of Addendum No. 34 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, American General Life Companies, LLC and American General Equity Services Corporation, effective
         September 1, 2003. (18)

   (2)(h)Form of Letter of Understanding between The United States Life Insurance Company in the City of New York and American International Group, Inc. Re: Service and Expense Agreement dated February 1, 1974, among American

         International Group, Inc. and various affiliate subsidiaries, including The United States Life Insurance Company in the City of New York, effective September 1, 2003. (18)

(j) Other Material Contracts.
    -------------------------

    (1) General Guarantee Agreement from American Home Assurance Company on behalf of The United States Life Insurance Company in the City of New York. (17)

    (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on March 31, 2010. (20)

(k) Legal Opinion.
    --------------

    (1)  Opinion of Counsel and Consent of Depositor. (To be filed by Amendment)

(l) Actuarial Opinion.
    ------------------

    (1) Opinion and Consent of The United States Life Insurance Company in the City of New York's actuary. (17)

(m) Calculation.     None
    -----------

(n) Other Opinions.
    ---------------

    (1)  Consents. (To be filed by Amendment)

(o) Omitted Financial Statements.   None
    -----------------------------

(p) Initial Capital Agreements.     None
    ---------------------------

(q) Redeemability Exemption.
    ------------------------

    (1) Description of The United States Life Insurance Company in the City of New York's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2009. (18)

(r) Powers of Attorney.
    -------------------

    (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American Home Assurance Company. (17)

-----------------------------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2004.
(2) Incorporated by reference to Pre-Effective Amendment No. 1 of Form N-4 Registration Statement (File No. 333-63673) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on May 26, 1999.
(3) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 27, 1999.
(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on November 5, 1999.
(5) Incorporated by reference to Post-Effective Amendment No. 2 of Form S-6 Registration Statement (File No. 333-79471) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 20, 2000.
(6) Incorporated by reference to Post-Effective Amendment No. 1 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on February 18, 2003.
(7) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 26, 2001.
(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109499) of The United States Life Insurance Company in the City of New York Separate Account USL VA-R filed on December 18, 2003.
(9) Incorporated by reference to Post-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on December 4, 2001.
(10)Incorporated by reference to Post-Effective Amendment No. 4 of Form N-6 Registration Statement (File No. 333-57062) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 29, 2003.
(11)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on
    September 5, 2003.

(12)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.
(13)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2007.
(14)Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-105246) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on April 30, 2008.
(15)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 2, 2008.
(16)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-137941) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on October 11, 2006.
(17)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on August 28, 2008.
(18)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 1, 2009.
(19)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on May 2, 2011.
(20)Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-151575) of The United States Life Insurance Company in the City of New York Separate Account USL VL-R filed on May 3, 2010.
(21)Incorporated by reference to initial registration to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on December 30, 2010.
(22)Incorporated by reference to Post-Effective Amendment No. 2 to Form N-6 Registration Statement (File No. 333-171493) of The United States Life Insurance Company in the City of New York Separate Account USL B filed on April 30, 2012.
(23)Incorporated by reference to Post-Effective Amendment No. [4] to Form N-6 Registration Statement (File No. 333-149403) of The United States Life Insurance

    Company in the City of New York Separate Account USL VL-R filed on
    [May   , 2013].

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR
-----------------------------------------------

   Jay S. Wintrob* (7)           Chairman, President and Chief Executive
                                 Officer
   Bruce R. Abrams* (10)         Director and Divisional President
   Jana W. Greer* (13)           Director and Divisional President
   James A. Mallon* (10)         Director and Divisional President
   Mary Jane B. Fortin* (10)     Director, Executive Vice President and Chief
                                 Financial Officer
   William J. Carr               Director
   William J. Kane               Director
   Scott H. Richland             Director
   W. Lawrence Roth              Director
   Steven D. Anderson* (9)       Senior Vice President and Assistant Controller
   Robert M. Beuerlein*(9)       Senior Vice President and Chief and Appointed
                                 Actuary
   Don W. Cummings* (10)         Senior Vice President and Controller
   Terry B. Festervand*          Senior Vice President and Treasurer
   David Jorgensen* (9)          Senior Vice President
   Glen D. Keller (9)            Senior Vice President
   Christine A. Nixon* (7)       Senior Vice President and Chief Legal Officer
   Stephen J. Stone (13)         Senior Vice President
   Gavin D. Friedman (7)         Vice President
   Richard L. Gravette (9)       Vice President and Assistant Treasurer
   Julie Cotton Hearne* (10)     Vice President and Secretary
   Sharla A. Jackson (14)        Vice President
   W. Larry Mask                 Vice President, Real Estate Investment
                                 Officer & Assistant Secretary
   T. Clay Spires (9)            Vice President and Tax Officer
   William P. Hayes* (10)        Chief Compliance Officer
   Lesli K. Martin (10)          Chief Anti Money Laundering Officer
   Deborah A. Gero (7)           Chief Investment Officer
   Becky A. Strom (10)           Chief Privacy Officer
   Larry Blews (9)               Chief Compliance Officer, 38a-1
   Debra L. Herzog (10)          Assistant Secretary
   Virginia N. Puzon (7)         Assistant Secretary
   M. Carmen Rodriguez (10)      Assistant Secretary

* Designated Principal Officers of USL

(1) 3600 Route 66, Neptune, NJ 07753
(2) Walnut Glen Tower, 8141 Walnut Hill Lane, Dallas, TX 75231
(3) 3051 Hollis Drive, Springfield, IL 62704
(4) 1200 N. Mayfair Road, Milwaukee, WI 53226
(5) 599 Lexington Avenue, New York, N 10022

(6) 205 E. 10th Avenue, Amarillo, TX 79101
(7) 1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
(8) 32 Old Slip, New York, NY 10005
(9) 2727-A Allen Parkway, Houston, TX 77019
(10)2919 Allen Parkway, Houston, TX 77019
(11)200 Liberty Street, New York, NY 10281
(12)200 American General Way, Brentwood, TN 37027
(13)21650 Oxnard Street, Woodland Hills, CA 91367

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC
file Number 001-08787, accession number [0001047469-13-00    , filed
February   , 2013]. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of The United States Life Insurance Company in the City of New York (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
----------------------------------------------------------------

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity
    ---------------
Services Corporation, also acts as principal underwriter for the following investment companies:

Separate Account A
Separate Account D
Separate Account I
Separate Account II
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
AG Separate Account A

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

Separate Account USL VA-R
Separate Account USL A
Separate Account USL B

(b) Management.
    -----------

The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAME AND PRINCIPAL       POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS         AMERICAN GENERAL EQUITY SERVICES CORPORATION

Mary Jane B. Fortin (1)  Director and Chairman
Erik A. Baden (1)        Director
John Gatesman            Director, President and Chief Executive Officer
Kyle L. Jennings (1)     Executive Vice President, General Counsel and
                         Secretary
Thomas Clay Spires (2)   Vice President and Tax Officer
Larry Blews (2)          Vice President and Chief Compliance Officer
Lauren W. Jones (1)      Chief Counsel - Business Lines and Assistant Secretary
John J. Reiner           Treasurer and Controller
Barbara J. Moore (2)     Assistant Tax Officer
Becky Strom (2)          Vice President, Chief Privacy Officer and Anti-Money
                         Laundering Officer

(1) 2919 Allen Parkway, Houston, TX 77019
(2) 2727-A Allen Parkway, Houston, TX 77019

(c) Compensation From the Registrant.
    ---------------------------------

NAME OF PRINCIPAL    NET           COMPENSATION ON     BROKERAGE   OTHER
UNDERWRITER          UNDERWRITING  EVENTS OCCASIONING  COMMISSIONS COMPENSATION
                     DISCOUNTS AND THE DEDUCTION OF A
                     COMMISSIONS   DEFERRED SALES LOAD

American General           0                0               0           0
Equity Services
Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The United States Life Insurance Company in the City of New York at its principal executive office located at One World Financial Center, 200 Liberty Street, New York, New York 10281, The United States Life Insurance Company in the City of New York's Administrative Office located at 3051 Hollis Drive, Springfield, Illinois 62704 or the Houston office located at 2727-A Allen Parkway, Houston, Texas 77019-2191.

ITEM 32. MANAGEMENT SERVICES     Not applicable.

ITEM 33. FEE REPRESENTATION

The United States Life Insurance Company in the City of New York hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by The United States Life Insurance Company in the City of New York.

UNDERTAKINGS OF THE DEPOSITOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the

Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of April 30, 2010 at 4:00 p.m. Eastern time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Policies. The American Home Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The American Home Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints
Mary Jane B. Fortin, Manda Ghaferi, Steven A. Glover and David S. Jorgensen and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The United States Life Insurance Company in the City of New York Separate Account USL VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf, by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 12/th/ day of February, 2013.

                                                  THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK SEPARATE ACCOUNT
                                                  USL VL-R (Registrant)

                                             BY:  THE UNITED STATES LIFE
                                                  INSURANCE COMPANY IN THE CITY
                                                  OF NEW YORK
                                                  (On behalf of the Registrant
                                                  and itself)

                                             BY:  MARY JANE B. FORTIN
                                                  -----------------------------
                                                  MARY JANE B. FORTIN
                                                  EXECUTIVE VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER

                                    USL - 1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

Signature              Title                          Date
---------              -----                          ----

BRUCE R. ABRHAMS       Divisional President           February 12, 2013
----------------------
BRUCE R. ABRHAMS

JANE W. GREER          Divisional President           February 12, 2013
----------------------
JANA W. GREER

JAMES A. MALLON        Divisional President           February 12, 2013
----------------------
JAMES A. MALLON

MARY JANE B. FORTIN    Director, Executive Vice       February 12, 2013
---------------------- President and Chief Financial
MARY JANE B. FORTIN    Officer

WILLIAM J. CARR        Director                       February 12, 2013
----------------------
WILLIAM J. CARR

WILLIAM J. KANE        Director                       February 12, 2013
----------------------
WILLIAM J. KANE

W. LAWRENCE ROTH       Director                       February 12, 2013
----------------------
W. LAWRENCE ROTH

SCOTT HARRIS RICHLAND  Director                       February 12, 2013
----------------------
SCOTT HARRIS RICHLAND

                                    USL - 2

                                                                     333-151575
                                                                      811-09359

                                  SIGNATURES

   American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 12/th/ day of February, 2013.

                                             AMERICAN HOME ASSURANCE COMPANY

                                             BY:  SEAN T. LEONARD
                                                  -----------------------------
                                                  SEAN T. LEONARD
                                                  SENIOR VICE PRESIDENT AND
                                                  CHIEF FINANCIAL OFFICER

   This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature               Title                          Date
---------               -----                          ----

*PETER D. HANCOCK       Chairman and Director          February 12, 2013
-----------------------
PETER D. HANCOCK

*PETER J. EASTWOOD      Director, President and Chief  February 12, 2013
----------------------- Executive Officer
PETER J. EASTWOOD

SEAN T. LEONARD         Director, Chief Financial      February 12, 2013
----------------------- Officer and Senior Vice
SEAN T. LEONARD         President

----------------------- Director                       February   , 2013
ALEXANDER R. BAUGH

*JAMES BRACKEN          Director                       February 12, 2013
-----------------------
JAMES BRACKEN

*JOHN Q. DOYLE          Director                       February 12, 2013
-----------------------
JOHN Q. DOYLE

*DAVID NEIL FIELDS      Director                       February 12, 2013
-----------------------
DAVID NEIL FIELDS

*DAVID L.HERZOG         Director                       February 12, 2013
-----------------------
DAVID L.HERZOG

*MONIKA M. MACHON       Director                       February 12, 2013
-----------------------
MONIKA M. MACHON

*RALPH W. MUCERINO      Director                       February 12, 2013
-----------------------
RALPH W. MUCERINO

*SID SANKARAN           Director                       February 12, 2013
-----------------------
SID SANKARAN

*CHRISTOPHER L. SPARRO  Director                       February 12, 2013
-----------------------
CHRISTOPHER L. SPARRO

*MARK T. WILLIS         Director                       February 12, 2013
-----------------------
MARK T. WILLIS

* BY:  SEAN T. LEONARD
       ---------------------------------
       SEAN T. LEONARD
       ATTORNEY-IN-FACT
       (Exhibit (r) to the Registration Statement)

                                 EXHIBIT INDEX

Item 26. Exhibits

(d)(2)Specimen form of "Income Advantage Select(R)" Flexible Premium Variable Universal Life Insurance Policy, Sex Distinct version, Policy
      Form No. 08704N Rev0213.

(d)(4)Specimen form of "Income Advantage Select(R)" Flexible Premium Variable Universal Life Insurance Policy, Gender Neutral version, Policy
      Form No. 08704NU Rev0213.

                                     E - 1